Investing For Our Future
ANALYST CONFERENCE • WASHINGTON, D.C.  • MARCH 27, 2012

Chairman, President & Chief Executive Officer
Joe Rigby
Strategic Overview

Safe Harbor Statement/Regulation G Information
Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, and each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby and by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding each reporting company’s intents, beliefs and current expectations. You can generally identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,”
“expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or
“continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties.
Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more reporting company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the “Risk Factors” section of each reporting company’s annual report on
Form 10-K for the year ended December 31, 2011 (as amended) and other SEC filings, and investors should refer to this risk factor section. The forward-
looking statements contained herein are also qualified in their entirety by reference to, and should be read together with, the following important factors, which are difficult to predict, contain uncertainties, are beyond each reporting company’s control and may cause actual results to differ materially from those contained in forward-looking statements: changes in governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; the outcome of pending and future rate cases, including the possible disallowance of costs and expenses; the expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs; possible fines, penalties or other sanctions assessed by regulatory authorities against Pepco Holdings’
regulated utilities; weather conditions affecting usage and emergency restoration costs; population growth rates and changes in demographic patterns;
changes in customer energy demand due to conservation measures and the use of more energy-efficient products; general economic conditions, including the impact of an economic downturn or recession on energy usage; changes in and compliance with environmental and safety laws and policies; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; rules and regulations imposed by, and decisions of, Federal and/or state regulatory commissions, PJM, the North American Electric Reliability Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that influence each reporting company’s business and profitability; pace of entry into new markets; volatility in customer demand for electricity and natural gas; interest rate fluctuations and the impact of credit and capital market conditions on the ability of a reporting company to obtain funding on favorable terms; and effects of geopolitical events, including the threat of domestic terrorism or cyber attacks. Any forward-looking statements speak only as to the date of this presentation and each reporting company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a reporting company to predict all such factors, nor can any reporting company assess the impact of any such factor on such reporting company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding certain items
(non-GAAP financial information) because management believes that these items are not representative of PHI’s ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI’s period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI’s reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United States (GAAP).
2

atlantic city electric
A PHI Company

delmarva power
A PHI Company

pepco
A PHI Company

pepco Energy Services

- Build profitable market share and increase earnings contribution from energy services

Regulated Utility Operations
Pepco Energy Services

Pepco Holdings Inc

PHI’s Strategic Focus
• Invest in T&D infrastructure
• Focus on reliability and operational excellence
• Implement Blueprint for the Future - AMI, energy
 efficiency, demand response, decoupling
• Achieve reasonable regulatory outcomes and
 reduce regulatory lag
• Maintain minimal exposure to generation and
 commodity markets
Power Delivery
Pepco Energy Services
Operating Income Business Mix
Forecasted 2012-2016
5 - 10%
90 - 95%
3
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Current State
 • $5.6 billion regulated capital expenditure five-year plan and a higher level of ongoing annual O&M spend to significantly improve system reliability, customer service, energy efficiency and renewal of aging systems
 • Reliability enhancement plan is yielding positive, measurable results in reliability statistics and customer satisfaction
 • The Blueprint for the Future program is on track and will allow us to offer our customers information and services to enable them to better manage energy consumption
 • Key focus remains on reducing regulatory lag; progress will further drive earnings growth
 • PES is transforming into a growing energy efficiency and services company, winding down its retail energy supply business and retiring power plants in 2012
Note: See Safe Harbor Statement at the beginning of today’s presentations.
4
Our focus is on improving system reliability and customer service, and reducing regulatory lag

Accomplishments Since Our Last Analyst Conference
 • Made significant progress executing our Reliability Enhancement Plan and Emergency
 Restoration Improvement Plan to improve system reliability and customer service
 • Essentially completed installation of smart meters for electric customers in Delaware, made significant progress in the District of Columbia, and commenced installation in the Pepco
 Maryland service territory
 • Received decisions in three distribution base rate cases resulting in a total annual revenue increase of $34 million
 • Filed distribution base rate cases in each of our five electric jurisdictions requesting a total annual increase in revenue of $247 million
 • Filed requests in each jurisdiction for approval of a reliability investment recovery mechanism (RIM) and the use of fully forecasted test years in future base rate cases
 • Realized adjusted earnings of $1.25* per share in 2011, at the high end of our guidance range
 • Completed forward equity transaction; 17.92 million shares priced at $19.25 per share

5
Significant progress was made in executing our
business, regulatory and financial strategies
* See Appendix for reconciliation of GAAP earnings per share to adjusted earnings per share.
Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.

Strategic Direction Aligned with Industry Opportunities & Challenges
Service and reliability	Implementing Reliability Enhancement Plan, Emergency Restoration Improvement Plan
Aging and inadequate transmission	Transmission upgrades and renewals
Large capital programs, increasing O&M costs	Proposals pending to reduce regulatory lag, maintain solid investment grade credit profile
Smart grid	Blueprint for the Future, enabling energy savings technologies for homes and businesses
Economic recession/regions with net migration	Decoupling in place for 65% of distribution revenue, continued customer growth in region
Renewable energy standards, distributed generation	Working with state and local governments to address evolving issues, reviewing technology cost and system impacts
Commodity and environmental generation risk	Exited from the generation business, winding down retail energy supply business
Growth in electric vehicle sales	Working with states to address issues, reviewing charging technologies and pricing incentives
Industry Opportunities/Challenges
PHI’s Strategic Position/Focus
6

PHI - A Leader in Environmental Performance and Carbon Disclosure
• Environmental performance and sustainability are embedded in PHI’s business operations
 – Focus on reducing greenhouse gas emissions
 – Transforming our vehicle fleet
 – Investing in energy efficiency and green technologies for our buildings and facilities
• Named to the Carbon Disclosure Leadership Index (CDLI) for 2009, 2010
 and 2011 Carbon Disclosure Project (CDP)
 – Ranked sixth out of thirty-four U.S. utilities that responded to the 2011
 CDP survey and was one of three utilities named to the CDLI three years in a row
 • CDP is an organization that works with institutional investors and the largest corporations in the world to disclose greenhouse gas emissions
 • CDP recognizes companies with high-quality disclosure as top scoring companies in the CDLI
• One of the top five utilities in the 2010 Maplecroft Climate Innovation Index
 – Identifies companies benefiting from climate-related opportunities while mitigating exposure to risks
• One of the top three utilities in Newsweek’s 2009, 2010 and 2011 “Green
 Rankings”
Our goal is to remain a leader in corporate
environmental responsibility and performance
7

The Roadmap to Delivering Value to Our Customers and Investors
Customer Satisfaction
▪Reduced outages, effective storm communications and
restoration
▪Consistently positive customer interface
▪Customer education offerings (Energy Advisory
Program)
▪Lower bills through TOU rates and energy efficiency
▪Enhanced communications strategy, especially during
outages
Timely and Reasonable
Regulatory Outcomes
▪Reduce regulatory lag
▪Pursue formula recovery mechanisms
▪Pursue use of forward test years
▪If necessary, increase frequency of filings
▪Approval of TOU and other incentive rates
Improved Delivery System and
Customer Service
▪Reliability Enhancement Plan - SAIFI and SAIDI
▪Emergency Restoration Improvement Plan
▪Enhanced communication strategy
▪Meet state reliability and customer service standards
Strong Financial Returns and Balance Sheet
▪Maintain solid investment grade credit metrics
▪Earnings growth = rate base growth + reduced
regulatory lag
▪Attractive total return opportunity (EPS growth and
dividend)
Additional Capex and O&M
▪Reliability initiatives
▪Enhanced call center capabilities/customer support
▪New billing system
▪New technologies - Electric vehicles, distributed
generation, behind the meter customer applications
▪Infrastructure to support new technologies
Providing Value to Our
Customers
Will Result in
Increased Value to Our
Investors
Low Cost Debt and Equity Financing
▪Manageable financing requirements
▪Financing mix to maintain strong balance sheet
▪Equity valuation reflective of the Company’s attractive
total return prospects
8

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
(Millions of Dollars)
$5,521
22%
78%
$6,051
28%
72%
($2,680)
16%
84%
$8,892
28%
72%
2011 Rate Base Estimate
Plant Placed in Service
Depreciation/Other
2016 Rate Base Projection
Distribution
Transmission*

Pepco Holdings Inc

Rate base increases by 61% by 2016
Plan focused on reliability and operational excellence
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Strong T&D Infrastructure Investment Growth
9
* Assumes MAPP in-service date of 2020

Regulatory Lag
• Our commitment to increase O&M and Capex spending is essential to improving system reliability and customer service over the long-term
• Increased spending is an ongoing but necessary headwind in our efforts to reduce regulatory lag
• We will continue working to reduce regulatory lag:
 – Focus our regulators on the necessity of addressing regulatory lag
 – Pursue alternative rate making mechanisms and approaches
 – File distribution base rate cases as necessary
Adjustments in the regulatory model are needed to reduce regulatory lag
10

Key Earnings Drivers
Attractive Current Dividend
Above Average Total Return

Pepco Holdings Inc

• Rate base growth - 10% CAGR in rate base
 through 2016
• Regulatory lag reduction - Current level of lag
 provides additional opportunity for earnings
 growth
• External financing requirements - Manageable
 levels of new debt and equity needed to
 execute plan
• Current yield is 24% higher than the average
 yield for the S&P 500 Electric Utilities
• Committed to the current dividend and working
 towards the resumption of dividend increases
• Long-term dividend payout ratio targeted to
 align with utility peers
PHI Value Proposition -
Poised for Above Average Total Return
Note: See Safe Harbor Statement at the beginning of today’s presentations.
11

2012 Focus
• Focus on reliability, infrastructure expansion and operational excellence
• Complete pending distribution base rate cases and achieve reasonable outcomes, including mechanisms that reduce regulatory lag
• File next round of distribution base rate cases if outcomes of pending cases do not give us the ability to earn our authorized ROEs
• Continue to implement Blueprint for the Future
• Profitably grow the energy services business and continue the wind down of retail energy supply at Pepco Energy Services
• Implement enhanced customer and brand communications plan
Our strategic direction is clear -
2012 is about investing for our future and executing our plan
12

PHI - Well Positioned
• Clear value proposition - focused T&D business
• Significant regulated capital expenditure plan that will enable the utilities to meet customers’ expectations and state standards
• Low risk profile, including minimal exposure to environmental regulations and commodity risk
• Strong financial profile
• Reasonable regulatory outcomes, including FERC formula rates
• Manageable financing plan
We are positioned to provide an attractive total return to our shareholders
13

Chairman, President & Chief Executive Officer
Joe Rigby
Strategic Overview

Appendix

Reconciliation of GAAP EPS to Adjusted EPS
16
Note: See Regulation G Information at the beginning of today’s presentations.

Year Ended December 31, 2011
Earnings per share of common stock from Continuing Operations (GAAP)	$ 1.15

Adjustments:
Mark-to-market losses from PES retail energy economic hedging activities	0.08
Effect of adopting a tax law change in District of Columbia	0.02
Adjusted earnings per share of common stock from Continuing Operations (Non-GAAP)	$ 1.25

Executive Vice President, Power Delivery
Dave Velazquez
Power Delivery

Operating Company	Service	Customers	GWh	Bcf	Service Area	Population	Combined Service Territory
pepco A PHI Company	Electric	788,000	26,895	N/A	640 square miles - District of Columbia, major portions of Prince George's and Montgomery Counties in Maryland	2.2 Million	
delmarva power A PHI Company	Electric	501,000	12,688	N/A	5,000 square miles - Delmarva Peninsula	1.4 Million	
	Gas	124,000	N/A	19	275 square miles - Northern Delaware	.5 Million	
atlantic city electric A PHI Company	Electric	547,000	9,683	N/A	2,700 square miles - Southern one-third of New Jersey	1.1 Million	
Totals		1,960,000	49,266	19	8,340 square miles		

Pennsylvania
New Jersey
Maryland
Delaware
pepco
delmarva power
atlantic city electric

Pepco Holdings Inc

Business Overview - Power Delivery

2011 Highlights
• Executed reliability enhancement plans in Pepco and expanded plans to include Atlantic City
 Electric and Delmarva Power
• Realized 39% reduction in the number of outages and 56% reduction in the average duration of outages during 2011 for customers served by upgraded power lines in the Pepco Region
• Improved reliability, emergency response and customer communications evident during
 Hurricane Irene restoration effort (awarded a 2011 EEI Emergency Response Award)
• Electric smart meter installation - 99% complete in Delaware and 95% complete in the District of Columbia
• Concluded three distribution base rate cases and filed five additional cases
• Completed nearly $900 million in transmission and distribution infrastructure projects
We have made progress on delivering value
to our customers, with more work ahead

2012 Focus - Continuing to Build on 2011 Progress
• Improving reliability, storm response and customer service
• Investing in transmission and distribution infrastructure
• Implementing Blueprint for the Future
 – Continue deployment and activation of smart meters in Pepco region
 – Continue rolling out first phase of customer benefits
 – Begin roll-out of dynamic pricing
• Executing our regulatory strategy
Note: See Safe Harbor Statement at the beginning of today’s presentations.
We remain focused on meeting customer expectations

Regulatory Diversity, 2011 Revenues

NJ
14%
MD
35%
DE
17%
FERC
14%
DC
20%

- 70% of mid-Atlantic manufacturers report they will be adding staff (Philadelphia Fed Manufacturing Survey)
- Unemployment rate is slightly below the national average and is expected to closely track it over the planning period

ACE

- Slower than expected recovery; below national trends
- New Revel casino in Atlantic City is expected to open in April 2012, with 1,900 new hotel rooms and over 5,000 new direct jobs
- Unemployment rate is higher than the national average and is expected to remain higher over the planning period

Pepco Holdings Inc

Residential 37%
Commercial 47%
Government 10%
Industrial 6%
Customer Diversity, 2011 Electric Sales
Pepco
•Modest recovery
•Presence of federal government helps reduce economic
volatility in the region
•Unemployment rate is slightly below the national average
and is expected to closely track it over the planning period
DPL
•Recovery is tracking national trends
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Diverse Service Territory
Growth Expected Across Service Territory
Despite Mixed Economic Outlook

Sales (GWh)			Forecasted Compounded Annual Growth Rate			
				Sales		Customer	
	2010 Actual*	2011 Actual*	2012 Projected*	2010 - 2012	2012 - 2016	2010 - 2012	2012 - 2016
Pepco	26,670	26,622	26,927	0.5%	0.9%	0.5%	0.8%
Delmarva Power	12,474	12,586	12,764	1.2%	0.6%	0.1%	0.9%
Atlantic City Electric	9,903	9,577	10,024	0.6%	0.6%	0.5%	0.9%
Total Power Delivery	49,047	48,785	49,715	0.7%	0.8%	0.4%	0.8%

* Weather Normalized

Pepco Holdings Inc

We expect sales and customer growth
of 0.8% per year for the service territory
Note: See Appendix for detailed sales and customer growth forecasts.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Sales and Customer Growth

(Millions of Dollars)	2010 Actual		2011 Actual		2012 Forecast
Utility O&M	$	661	$	767	$750 - $780
Major Storms (incremental)		18		16	-
Environmental Remediation		17		2	-
Sub-Total	$	696	$	785	$750 - $780
Reimbursable/Recoverable*		113		99	100
Total O&M	$	809	$	884	$850 - $880

Pepco Holdings Inc

Operation and Maintenance (O&M) Expense
Note: See Safe Harbor Statement at the beginning of today’s presentations.
* This includes various items that are customer reimbursed or recoverable through rates in the same year, such as default electricity supply, customer reimbursed service work, claims, Atlantic City Electric bad debt expense, and regulatory commission expenses.

Reimbursable/
Recoverable
Operations
Administration &
Support
Major Storms *
Tree Trimming
Maintenance
Customer Care

(Millions of Dollars)	2011 Actual	% of Total
Operations	$ 234	26%
Customer Care	209	24%
Maintenance	116	13%
Tree Trimming	49	6%
Major Storms *	16	2%
Administration & Support	161	18%
Reimbursable / Recoverable	99	11%
	$ 884	100%

Pepco Holdings Inc

2011 Operation and Maintenance Expense
* Cost of Major Storms represents the incremental costs net of $22 million deferred as regulatory assets

$1,500
$1,000
$500
$0
(Millions of Dollars)
2012
2013
2014
2015
2016
Distribution
Transmission

$1,500
$1,000
$500
$0
(Millions of Dollars)
2012
2013
2014
2015
2016
Atlantic City Electric Co
Delmarva Power
Potomac Electric Power Co

Pepco Holdings Inc

Forecast Construction Expenditures - 2012 - 2016
Notes: Amounts are net of anticipated reimbursement pursuant to awards from the U.S. Department of Energy (DOE)
under the American Recovery and Reinvestment Act of 2009 (ARRA).
See Appendix for detailed construction forecast.
Transmissio
n
$1,356
MAPP
$205
Distributio
n
$3,396
Blueprint
$184
Other
$478
$1,143
$1,044
$1,082
$1,023
$1,327
$1,143
$1,044
$1,082
$1,023
$1,327
(Millions of Dollars)
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Total = $5,619
■ Distribution  ■ Transmission

Distribution Construction Expenditures -
2012 - 2016

Transmissio
n
$1,356
MAPP
$205
Blueprint
$184
Other
$478
(Millions of Dollars)
Note: See Safe Harbor Statement at the beginning of today’s presentations.
• Reliability - planned investment is expected
 to allow us to meet reliability standards in our
 jurisdictions

• Customer driven work - new service
 connections, meter installs, etc.
• Load growth - 11 new substations planned
• Investments are expected to total $1,923
 million for Pepco, $738 million for Delmarva
 Power and $735 million for Atlantic City
 Electric
Distributio
n
$3,396

Load Growth
Customer Driven
Reliability

(Millions of Dollars)	Total 2012 - 2016 Forecast	% of Total
Reliability	$ 2,090	62%
Load Growth	654	19%
Customer Driven	652	19%
Total	$ 3,396	100%

ACE 22%
DPL 22%
Pepco 56%

Pepco Holdings Inc

Distribution Expenditure Detail
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Reliability Standards - Maryland
• The Commission approved draft rules establishing requirements for:
 – Service interruption duration and frequency standards
 – Service restoration
 – Poorest performing feeder and device activation standards
 – Downed wire response
 – Customer communications
 – Vegetation management
 – Equipment inspection
 – Major Outage Event Plan
• First measurement period begins as soon as the regulations are adopted (expected to be no later than July 1, 2012)
Maryland (PSC - RM43) - Rulemaking applies to all electric utilities in Maryland. Establishes comprehensive reliability and service standards

Reliability Standards - District of Columbia
• New rules require improvement in reliability performance (outage frequency and duration)
 on an annual basis beginning in 2013 and continuing through 2020
• Revisions to rules adopted by the Commission in February 2012 address certain issues:
 – Method to calculate reliability was revised to reflect District of Columbia-only data
 – After June 2015, Pepco may petition the Commission to re-evaluate reliability standards for
 2016 - 2020 to address feasibility and cost issues
District of Columbia - New reliability standards adopted in July 2011, additional technical revisions made February 2012

Reliability Enhancement Plan -
Improving System Reliability is a Top Priority
Our progress in Pepco’s service territory since 2010*
 – Tree Trimming - Trimmed along nearly 3,500 miles of
 power lines to remove limbs that threatened our
 equipment
 – Cable Replacement - Replaced or upgraded more than
 340 miles of underground cable
 – Selective Undergrounding - Identified overhead lines for
 potential undergrounding
 – Distribution Automation - Added 125 automated
 switches that will reroute power more effectively during
 outages
 – Customer Communications - Added call center staff
 and more than doubled phone lines
 – Technology-Based Improvements - Implemented
 technology on mobile devices to view online outage maps
 and enable customers to report outages
* Data as of 12/31/11

CustomersExperiencinga Sustained Outage
Number of Customers
1,400
1,200
1,000
800
600
400
200
0
1169
292
1325
170
1279
460
1169
292
1279
460
1169
292
1169
292
6/13/2008
6/30/2008
11/24/2008
5/13/2009
7/23/2009
7/12/2010
6/2/2011
Occurrences Since June 13, 2008
without DA
with DA

Realized 74% reduction in customer outages during these events

Pepco Holdings Inc

Pilot Program Involving Three Distribution Feeders in Pepco-MD
One Example - Distribution Automation’s (DA) Benefits
Note: DA initiated for 7 of 20 events.

Transmission Construction Expenditures -
2012 - 2016
Transmissio
n
$1,356
MAPP
$205
Distributio
n
$3,396
Blueprint
$184
Other
$478
• Transmission spending is expected to total
 $1.4 billion over the next five years to:
 – Replace and upgrade facilities
 – Accommodate customer growth
 – Improve service reliability
• Investments are expected to total $394 million
 for Pepco, $605 million for Delmarva Power
 and $357 million for Atlantic City Electric
Note: See Safe Harbor Statement at the beginning of today’s presentations.
(Millions of Dollars)

Customer
Driven
Reliability
Load
PJM -
RTEP

(Millions of Dollars)	Total 2012 - 2016 Forecast	% of Total
Customer Driven	$ 37	3%
Reliability	544	40%
Load	157	11%
PJM - RTEP		
N-1-1 and Major Transmission Lines	258	19%
Transmission Line Upgrades	106	8%
Substation Transformer and Breaker Upgrades	49	4%
Miscellaneous Line and Substation Upgrades	205	15%
Total	$ 1,356	100%

Pepco
29%
ACE
26%
DPL
45%

Pepco Holdings Inc

Transmission Expenditure Detail
Buzzard to Ritchie - Upgrade 138kV and 230kV ($59M)
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Church to Wye Mills - New 138kV Circuit ($22M)

MAPP Construction Expenditures - 2012 - 2016
Transmissio
n
$1,356
MAPP
$205
Blueprint
$184
Other
$478
• In August 2011, PJM notified PHI that the
 scheduled in-service date for MAPP had been
 delayed until the 2019 to 2021 time period
• In January 2012, PJM issued a new load
 forecast which projects generally lower load
 levels in the eastern part of PJM
• The in-service date for MAPP will be evaluated
 by PJM as part of the 2012 Regional
 Transmission Expansion Plan review process
• Our five-year construction forecast has $205
 million in spend, the majority of which is planned
 for 2016, and assumes a 2020 in-service date
• PHI intends to continue to complete the right-of-
 way acquisition for the proposed route, and
 some environmental and other preparatory
 activities
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Distributio
n
$3,396
(Millions of Dollars)

Blueprint Construction Expenditures - 2012 - 2016
Transmissio
n
$1,356
MAPP
$205
Blueprint
$184
Other
$478

Blueprint for the Future is a comprehensive
 initiative covering all aspects of our utility
 business
• Smart grid activities:
 – Advanced Metering Infrastructure - includes
 smart meters and communication and data
 infrastructure*
 – Customer applications - empowering customers
 – Distribution Automation - enables quicker power
 restoration
 – Advanced transmission - includes HVDC and
 synchrophasors
• Replacement of our legacy customer billing
 systems
• Dynamic pricing
• Energy efficiency and demand response
 programs
• Revenue decoupling
• Renewable energy, electric vehicles and other
 distributed generation
* Only this smart grid activity is included in the Blueprint category in the pie chart.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Distributio
n
$3,396
(Millions of Dollars)

* Deferred in New Jersey
Advanced Metering Infrastructure (AMI) -
Underway in DE, DC and Pepco-MD
Note: See Safe Harbor Statement at the beginning of today’s presentations.
19

	DC	MD	MD	DE
Electric meter installation*	•95% complete; to be completed 2Q2012 •Regulatory asset approved	•23% complete; to be completed 4Q2012 •Regulatory asset approved	•Business case submitted, awaiting PSC order	•99% complete •Regulatory asset approved
Electric meter activation	•47% activated; to be completed in 2012	•1% activated; to be completed 1Q2013	•N/A	•99% complete; to be completed in 2012
AMI Customer Benefits - When did they start?	•Online access to energy usage data - 2Q2011 •Outage detection - 2Q2011 •Online Bill to Date & Projected Bill - 4Q2011	•Online access to energy usage data - 4Q2011 •Outage detection - 4Q2011 •Online Bill to Date & Projected Bill - 4Q2011	•N/A	•Online access to energy usage data - 1Q2010 •Outage detection - 1Q2010 •Online Bill to Date & Projected Bill - 4Q2011
Critical Peak Rebate form of dynamic pricing*	•Final form pending; proposed phase-in for residential customers to begin in 2012	•Approved in concept; phase-in for residential customers to begin in 2012	•Approved in concept pending AMI deployment authorization	•Approved; phase-in for residential customers to begin in 2012

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Meter:
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Graph: Daily Energy Use and Weather
Date: 12/27/2011
Period: Billing Cycle Month Week Export Data
Daily Energy Use and Weather
Avg Temp
Weekday
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44
66
88
110
11/24
11/28
12/02
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12/22
12/26
Note: The chart colors will appear lighter for weekend energy use. Periods of critical peak demand are highlighted in yellow.
This chart is designed to help you understand your energy use and when it occurs. When you view this chart, look for trends or changes. For summer days, expect to see rising bars and rising temperatures on particularly hot days. In winter, expect higher energy with lower temperatures. If you notice discrepancies that are not associated with the weather, you might consider focusing attention on non-weather related systems that might improve or explain your energy use.
If you are enrolled in the new dynamic pricing program that rewards you for reducing your electric energy use during periods of high energy demand, you will see those periods of high demand highlighted in yellow. These periods represent 'critical peak events', which typically are called during hot summer days when extremely high temperatures are forecast. These events are opportunities to save money on your monthly bill for reducing your energy use during the specified event periods. For more information about dynamic pricing or critical peak events, please click here.
Please note this daily information is for illustration purposes only. Our automated metering system

Pepco Holdings Inc

▪ Holistic Campaign: Includes new informational website, public relations, community and stakeholder outreach, children’s materials, billboards, radio, print and online advertising
▪ Community Outreach: Includes such groups as Delaware Aging
 Network, DE Division of Libraries, United Way, Rotary Clubs, DE
 Chamber of Commerce, often in collaboration with the DE PSC Staff
▪ Initial Part of Campaign - Summer 2011: Focused on “getting ready”
 for the new smart meter and built awareness of the upcoming daily and hourly usage information. Encouraged signing up for “My Account.”
 Accomplished using first edition of a directly mailed newsletter to all customers and mass communications
▪ Second Part of Campaign - Q1 2012: Direct mail a second edition of the newsletter that provides more in depth information on how to use
 “My Account” usage data, testimonials from customers regarding energy savings and tips on how customers can use energy efficiency information
Illustrative Customer Communications -
Delmarva Power-Delaware
Similar education campaign being pursued by Pepco

• As they were losing power, smart meters sent “last gasp” messages, which were processed by the Outage Management System similar to a customer call
• Company personnel determined if there was power at the customer’s meter by “pinging”
 the meter
• The Operations group pinged meters approximately 2,600 times to check if power was restored
• As a result of the smart meter data, the need to dispatch crews to several hundred outage locations was eliminated
Advanced Metering Infrastructure -
Successfully Used During Hurricane Irene
Background
Approximately 445,000
 customers (~25% of
 total electric
 customers) were
 without power at the
 height of the storm

Dynamic Pricing - Status
• Request for implementation filed in Delaware, Maryland, and the District of
 Columbia:
 – Proposed to offer dynamic pricing to a group of several thousand residential customers in 2012, with rollout to all residential customers in 2013 (in Delaware and the District of Columbia, only applies to Standard Offer Service customers)
 – Proposed similar rollout strategy for non-residential customers, phase-in beginning in 2013 with full rollout in 2014
 – Implementation date may change based on timing of Commission approval
 – Difference between PJM demand response market revenues and customer credits trued up through utility rates
• Jurisdictional status for dynamic pricing:
 – Delaware - Approved; implementation to begin in 2012
 – Maryland-Pepco - Concept approved; approval of dynamic pricing form pending
 – District of Columbia - Determination of dynamic pricing form pending
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Sample Dynamic Pricing Customer Loadshape
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
kWh consumption
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour Ending
Peak Energy Period
Calculated Baseline Load
Actual Load
Energy Savings

Pepco Holdings Inc

Dynamic Pricing - Calculation of Benefits
• Initial form of dynamic pricing in Delaware and Maryland will be in the form of a Critical Peak
 Rebate (CPR) rate which provides customers a “no lose” way to participate
• We are calling the specific CPR programs in Delaware and Maryland the Peak Energy
 Savings Credit rate
• Customers are incented to decrease load during PJM or local critical events (called Peak
 Energy Period) - driven by wholesale energy prices or electric system constraints
• A Customer Baseline (CBL) is calculated based on the 3 highest-use days during the prior 30 days; savings relative to the CBL are paid on a per kWh basis ($1.25/kWh in DE and MD) for savings during the event

Active Notifications
Text
E-mail
Voice
Passive Notifications
Message Sample:
A Critical Peak Event has been called for Delmarva customers in Delaware for Tuesday, June 7th from 2PM to 8PM. Save money by using less electric during this time.
Customer may view Dynamic Pricing Alerts on Corporate Website (Delmarva.com, Pepco.com) and My Account

Bill to Date Module (BTDM)

Bill History Module (BHM)

- Event results are visible to the customer through My Account

Pepco Holdings Inc

2
Initiate Peak Energy Period / Notify Customers
• DPL and/or Pepco initiates a
 Peak Energy Period for the next
 business day
• Customer receives notifications
 based on their preferences
3
Customer Views Peak Energy Period Results
Peak Energy Savings Credit Enrollment
1
• DPL or Pepco moves a
 customer to the dynamic
 pricing rate
• Customer sets notification
 preferences (through My
 Account or a CSR)
Load Analysis
Module (LAM)
Customer Receives Dynamic Pricing Bill
4
• A Dynamic Pricing customer will
 see interval information in the
 meter section, a Peak Energy
 Credit table with event information
 and Peak Energy Credit savings
 information
Dynamic Pricing - How It Works

Power Delivery Business Outlook
• Continued improvement in operating performance - safety, reliability, storm response, and customer service
• Over $5.6 billion in planned infrastructure investment during the next five years - change in MAPP in-service date has not materially changed anticipated total spend
• Continued implementation of Blueprint for the Future
• Revenue growth through achieving reasonable regulatory outcomes and modest long-term customer and sales growth
Providing value to our customers will result
in increased value to our investors
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Executive Vice President, Power Delivery
Dave Velazquez
Power Delivery

Appendix

Construction Expenditure Forecast

(Millions of Dollars)	2012	2013	2014	2015	2016	5 Year Total
Distribution:						
Customer Driven (new service connections, meter installations, highway relocations)	$ 111	$ 138	$ 131	$ 137	$ 135	$ 652
Reliability (facility replacements/upgrades for system reliability)	409	431	422	421	420	2,103
DOE Reimbursement[1]	(10)	(3)	-	-	-	(13)
Load (new/upgraded facilities to support load growth)	81	110	176	131	156	654
Distribution - Blueprint:						
Advanced Metering Infrastructure (AMI) [2]	120	3	-	9	92	224
DOE Reimbursement[1]	(40)	-	-	-	-	(40)
Transmission:						
Customer Driven	14	1	10	5	7	37
Reliability (facility replacements/upgrades for system reliability)	87	102	143	140	72	544
Load and Other	204	157	125	110	179	775
Mid Atlantic Power Pathway [3]	5	2	2	6	190	205
Gas Delivery	22	23	23	25	27	120
Information Technology	15	10	11	10	17	63
Corporate Support and Other	125	70	39	29	32	295
Total Power Delivery	$1,143	$1,044	$ 1,082	$1,023	$1,327	$ 5,619

Pepco Holdings Inc

(1)  Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
(2)  Installation of AMI in Delmarva-Maryland and New Jersey is contingent on regulatory approval.
(3) Assumes MAPP in-service date of 2020.
Note: See Safe Harbor Statement at the beginning of today’s presentations.

(Millions of Dollars)		2012	2013	2014	2015	2016
Pepco						
	Distribution	$321	$367	$439	$398	$406
	Blueprint	76	1	0	0	0
	Transmission	104	93	68	58	71
	MAPP*	1	1	1	3	132
	Other	56	30	17	13	18
	DOE Reimbursement	(46)	(2)	0	0	0
Delmarva Power						
	Distribution	$136	$153	$144	$144	$161
	Blueprint	44	2	0	0	0
	Transmission	148	93	128	120	116
	MAPP*	4	1	1	3	58
	Gas Delivery/Other	74	52	43	39	44
Atlantic City Electric						
	Distribution	$144	$159	$146	$147	$144
	Blueprint	0	0	0	9	92
	Transmission	53	74	82	77	71
	Other	32	21	13	12	14
	DOE Reimbursement	(4)	(1)	0	0	0
Totals						
	Distribution	$601	$679	$729	$689	$711
	Transmission	305	260	278	255	258
	Other	162	103	73	64	76
	Blueprint	120	3	0	9	92
	MAPP *	5	2	2	6	190
	DOE Reimbursement	(50)	(3)	0	0	0
Total Power Delivery		**$1,143**	**$1,044**	**$1,082**	**$1,023**	**$1,327**

Pepco Holdings Inc

* Assumes MAPP in-service date of 2020.
Construction Expenditure Forecast (continued)
Note: See Safe Harbor Statement at the beginning of today’s presentations.

(Millions of Dollars)		2012		2013		2014		2015	2016
December 2010 *	$	1,169	$	1,052	$	1,030	$	893	N/A
Current*		1,143		1,044		1,082		1,023	1,327
Change	$	(26)	$	(8)	$	52	$	130	N/A

Change in Construction Forecast 2012 - 2015		
Key Drivers of Change:		
Distribution - Increased reliability investment	$	578
Distribution - Lower customer driven offset by increased load projects		88
Blueprint - Delayed NJ Deployment and Refinement of MD Plan		(50)
Transmission - Upgrades due to age and condition		368
Deferral of MAPP in-service date from 2014 to 2020		(969)
Other, net		133
Total	$	148

Pepco Holdings Inc

Forecast Construction Comparison
* Amounts are net of anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Construction Costs

(Millions of Dollars)	2012	2013	2014	2015	2016	Total
Advanced Metering Infrastructure (AMI)						
Atlantic City Electric[1]	$ -	$ -	$ -	$ 9	$ 92	**$ 101**
Delmarva Power[1]	44	2	-	-	-	**46**
Pepco	74	1	-	-	-	**75**
AMI System Improvements	2	-	-	-	-	**2**
Subtotal	$ 120	$ 3	$ -	$ 9	$ 92	**$ 224**
DOE Reimbursement[2]	(40)	-	-	-	-	**(40)**
Total	**$ 80**	**$ 3**	**$ -**	**$ 9**	**$ 92**	**$ 184**

Demand Response and Energy Efficiency Expenditures - 2012 - 2016[3]

	2012	2013	2014	2015	2016	Total
Pepco - District of Columbia	$ 6	$ 6	$ 1	$ -	$ -	**$ 13**
Pepco - Maryland	75	82	80	71	67	**375**
Delmarva - Delaware	4	9	8	1	1	**23**
Delmarva - Maryland	21	24	26	25	24	**120**
Atlantic City Electric	4	3	-	-	-	**7**
Subtotal	110	124	115	97	92	**538**
DOE Reimbursement[2]	(15)	(4)	-	-	-	**(19)**
Total	**$ 95**	**$ 120**	**$ 115**	**$ 97**	**$ 92**	**$ 519**

Pepco Holdings Inc

(1) Installation of AMI in Delmarva-Maryland and New Jersey is contingent on regulatory approval.
(2) Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
(3) Demand response and energy efficiency program costs are recorded as deferred regulatory assets or recovered through a surcharge.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Blueprint for the Future - Costs

(Sales in GWh)	2010 Actual*	2011 Actual*	2012 Projected	2013 Projected	2014 Projected	2015 Projected	2016 Projected
Potomac Electric Power Company							
Residential	7,790	7,923	7,669	7,639	7,658	7,723	7,786
Commercial	18,720	18,539	19,095	19,926	19,944	19,976	20,005
Industrial	-	-	-	-	-	-	-
Other	160	160	163	164	164	164	164
Subtotal	26,670	26,622	26,927	27,729	27,766	27,863	27,955
Delmarva Power & Light Company							
Residential	5,073	5,136	5,060	4,860	4,696	4,696	4,726
Commercial	5,237	5,192	5,384	5,748	5,770	5,798	5,825
Industrial	2,114	2,209	2,270	2,371	2,475	2,488	2,495
Other	50	49	50	50	51	51	51
Subtotal	12,474	12,586	12,764	13,029	12,992	13,033	13,097
Atlantic City Electric Company							
Residential	4,456	4,414	4,650	4,739	4,808	4,825	4,842
Commercial	4,401	4,213	4,317	4,329	4,335	4,346	4,357
Industrial	997	903	1,010	1,005	1,002	1,003	1,004
Other	49	47	47	48	48	48	48
Subtotal	9,903	9,577	10,024	10,121	10,193	10,222	10,251
PHI Power Delivery							
Residential	17,319	17,473	17,379	17,238	17,162	17,244	17,354
Commercial	28,358	27,944	28,796	30,003	30,049	30,120	30,187
Industrial	3,111	3,112	3,280	3,376	3,477	3,491	3,499
Other	259	256	260	262	263	263	263
Total	49,047	48,785	49,715	50,879	50,951	51,118	51,303

* **Weather normalized**

Pepco Holdings Inc

Electric Distribution Sales Growth
Note: See Safe Harbor Statement at the beginning of today’s presentations.

2010 Actual	2011 Actual	2012 Projected	2013 Projected	2014 Projected	2015 Projected	2016 Projected
	Electric Customers*						
Potomac Electric Power Company							
Residential	713,148	714,442	721,393	718,210	726,894	736,135	744,755
Annual Increase		0.2%	1.0%	-0.4%	1.2%	1.3%	1.2%
Delmarva Power & Light Company							
Residential	440,595	441,049	441,353	443,495	447,113	451,374	456,073
Annual Increase		0.1%	0.1%	0.5%	0.8%	1.0%	1.0%
Atlantic City Electric Company							
Residential	482,060	481,499	487,158	491,439	495,480	499,508	503,513
Annual Increase		-0.1%	1.2%	0.9%	0.8%	0.8%	0.8%
Total Power Delivery							
Residential	1,635,803	1,636,990	1,649,904	1,653,144	1,669,487	1,687,017	1,704,341
Annual Increase		0.1%	0.8%	0.2%	1.0%	1.1%	1.0%

* End-of-period amounts

Pepco Holdings Inc

Residential Electric Distribution Customer Growth
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Earnings Per Share
2010 Adjusted*
Dist Rate Increases
SOS Margin
Network Transmission Revenue
Other, Net
ACE/BGS
Dilution
Tax Adjustments
Distribution Revenue - Weather
Miscellaneous Distribution Revenue
D&A
O&M
2011

Pepco Holdings Inc

2011 Financial Performance - Power Delivery
$1.03
-$0.25
-$0.04
-$0.02
-$0.02
-$0.01
$0.07
$0.08
$0.93
-$0.01
$0.02
$0.10
Key Drivers
- Higher distribution revenue - increased investment/higher rates
- Higher transmission revenue - increased investment
- Higher Standard Offer Service - adjustment
- Federal income tax settlement adjustment
- Higher O&M expense - storms, system maintenance & tree
 trimming
-$0.02
* See next page for reconciliation of GAAP earnings per share to adjusted earnings per share.
Note: See Regulation G Information at the beginning of today’s presentations.

2010 EPS (Adjusted)		**$ 1.03**
2010 Special Items		
	• Restructuring Charge	(0.08)
	• Effects of Pepco Divestiture-Related Claims	(0.03)
2010 EPS (GAAP)		**$ 0.92**

Pepco Holdings Inc

Reconciliation of Power Delivery GAAP EPS to
Adjusted EPS
Note: See Regulation G Information at the beginning of today’s presentations.

Senior Vice President & Chief Financial Officer
Tony Kamerick
Regulatory Overview

Executing Our Regulatory Strategy - A Core Competency
• Years of experience in multi-jurisdictional construct
• Demonstrated capability to manage simultaneous cases
• Leadership in emerging regulatory issues, including:
 – Decoupling
 – Smart Grid Cost Recovery
 – Energy Efficiency Cost Recovery
 – Stimulus Funding
 – Dynamic Pricing
• Continued focus on achieving timely recovery and fair returns
 – Revised approach to presenting rate cases
 – Pursuing acceptance of alternative rate making mechanisms/approaches
 – Educating the regulatory community on the topic of regulatory lag
1

Executing Our Regulatory Strategy - A Deep Bench
• Team of 60+ regulatory professionals with:
 – Strong, experienced leaders
 – Extensive development program for new talent
 – Focused succession planning
• In-house regulatory counsel, with experienced leadership and a lead attorney dedicated to each jurisdiction
• Highly regarded external expert witnesses
• Comprehensive witness training program
Our Regulatory Organization is positioned to file rate cases as often as needed
2

• Three distribution base rate case decisions received in 2011 authorizing a total annual increase of $34 million (total request of $51 million); five cases filed in
 2011 and currently pending:
 – Pepco - District of Columbia, July 2011
 – Atlantic City Electric - New Jersey, August 2011
 – Delmarva Power (Electric) - Delaware, December 2011
 – Delmarva Power - Maryland, December 2011
 – Pepco - Maryland, December 2011
• Received annual transmission rate adjustments totaling $2 million under FERC formula rate process, effective June 1, 2011
• Advanced Blueprint for the Future initiatives
 – Smart Grid - Significant progress in meter installation/activation; costs deferred as a regulatory asset for subsequent recovery
 – Dynamic Pricing - Approved in DE; implementation underway
• Revenue decoupling in place for 65% of distribution revenue
 – Implemented in Maryland and the District of Columbia
2011 Highlights
3

- Regulators have been supportive of cost recovery for AMI, energy efficiency and demand response initiatives
- Regulators have been supportive of decoupling efforts in Maryland, the District of Columbia and Delaware

NJ
17%
MD
25%
DE
15%
DC
21%
FERC
22%

  - *PHI response - Revising our approach to presenting rate cases, pursuing acceptance of alternative rate making mechanisms/approaches, and educating the regulatory community on the topic of regulatory lag*
- Current focus on improving reliability and customer service
  - *PHI response - Advancing infrastructure improvements and system maintenance aimed at improving reliability, as well as enhancing the emergency restoration process to improve customer communications*

Pepco Holdings Inc

Regulatory Environment
Strengths
• Recent distribution rate case decisions have generally
 reflected adherence to key ratemaking precedents
• Formula rates in place at FERC
Challenges
• Regulatory lag in distribution business
2011 Rate Base*
Regulatory Diversity
* Based on estimated year-end rate base.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
4

(Millions of Dollars)

Transmission	
Pepco	$ 481
Delmarva	392
Atlantic City	365
Total - Transmission	$ 1,238

Distribution	
Pepco - Electric	$ 2,126
Delmarva - Electric	1,017
Delmarva - Gas	218
Atlantic City - Electric	922
Total - Distribution	$ 4,283

Total Rate Base	$ 5,521

39%
18%
4%
17%
6%
7%
9%

Pepco Holdings Inc

Rate Base Summary
2011 Estimated Year-End Transmission and Distribution Rate Base by Company
Distribution is 78% and Transmission is 22% of our 2011 estimated year-end rate base
Note: See Safe Harbor Statement at the beginning of today’s presentations.
5

(Millions of Dollars)	Pepco		Delmarva Power		Atlantic City Electric		Total	
2011 Earnings	$	99	$	71	$	39	$	209
Average Equity	$	1,480	$	865	$	750	$	3,095
Earned ROE		6.69%		8.21%		5.20%		6.75%
Target Financial ROE[1]		9.80%		10.12%		10.34%		
Additional Earnings Required to Achieve Target ROE	$	46	$	17	$	39	$	102
Additional Revenue Required to Achieve Target ROE	$	77	$	28	$	65	**$**	**170**
Additional Revenue Required to Achieve Target ROE - Percentage of Total Revenue[2]		3.8%		2.7%		5.2%		**3.9%**

Earnings Impact of Reducing Regulatory Lag

Additional Earnings from 50 bps Increase in Earned Utility ROE	$	7	$	4	$	4	$	15
Additional Ongoing EPS[3]	$	0.03	$	0.02	$	0.02	**$**	**0.07**
Additional Earnings from 100 bps Increase in Earned Utility ROE	$	15	$	9	$	8	$	32
Additional Ongoing EPS[3]	$	0.07	$	0.04	$	0.03	**$**	**0.14**

Pepco Holdings Inc

(1) Target Financial ROE reflects estimated weighted average authorized return on equity based on the estimated
 2011 rate base. Target Financial ROEs are reduced by 25 basis points to allow for the historical differences between “financial” and “regulatory” cost of service.
(2) Excludes “Other Electric and Gas” revenue
(3) Based on 2011 weighted average common shares outstanding
Closing the ROE Gap -
An Earnings Growth Opportunity
Note: See Safe Harbor Statement at the beginning of today’s presentations.
6

Filed distribution base rate cases in each of our electric jurisdictions in 2011 requesting an annual increase in revenue of $247 million in total:
Distribution Rate Cases - The Current Cycle
Jurisdiction/Company	Current Requested Revenue Requirement Increase	Requested Return on Equity	Initial Filing Date	Expected Timing of Decision
DC - Pepco	$42.5	10.75%	7/8/11	Q3-2012
NJ - ACE	$79.5	10.75%	8/5/11	TBD
DE - DPL	$31.8	10.75%	12/2/11	Q3-2012
MD - DPL	$25.2	10.75%	12/9/11	Q3-2012
MD - Pepco	$68.4	10.75%	12/16/11	Q3-2012
Note: See Safe Harbor Statement at the beginning of today’s presentations.
(Millions of Dollars)
7

Proposed
ROE
Increase
$35*
Major
Storms in
2011 $14
AMI $9
Increase in
Operating
Expenses
$113
Rate Base
Growth $76

Pepco Holdings Inc

Distribution Rate Cases -
Drivers of Requested Revenue Increase
• Under-earning currently authorized ROEs:
 – Increase in operating expenses, including
 customer service enhancements
 – Rate base growth, including reliability
 investments
 – Investment in AMI
 – Recovery of Hurricane Irene restoration
 expenses
• Requested increase in authorized ROEs
(Millions of Dollars)
Note: See Safe Harbor Statement at the beginning of today’s presentations.
* Includes $3 million for updating the capital structure
8

• Revised approach to presenting rate cases, including the addition of new expert witnesses to:
 – Address regulatory lag and its negative effects
 – Provide the perspective of investors
• In each jurisdiction, we have proposed two mechanisms to reduce regulatory lag:
 – Reliability Investment Recovery Mechanism* - provides full and timely recovery of future capital investments related to distribution system reliability
 – Fully forecasted test years
• Rate cases will be filed in 2012 if outcomes of current cases do not provide a reasonable opportunity to earn the authorized ROEs
Distribution Rate Cases - Focus on Regulatory Lag
* Referred to as the Infrastructure Investment Program in NJ
9

(Millions of Dollars)	Case No. 1087 Pepco - DC[1]
Test Period	6 mos. actual 6 mos. forecast ended 9/30/11
Adjusted Rate Base	$1,172.0
Equity Ratio	49.2%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase[2]	$42.5
Residential Total Bill % Increase	5.3%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

	Procedural Schedule[3]
Initial Filing Date	7/8/11
Intervenors Testimony	12/14/11
Rebuttal Testimony	1/16/12
Evidentiary Hearings	1/30 - 2/3/12
Supplemental Intervenors Testimony	4/25/12
Supplemental Rebuttal Testimony	5/22/12
Evidentiary Hearings	6/4 - 6/5/12
Initial Briefs	6/22/12
Reply Briefs	7/6/12
Expected Timing of Decision	Q3-2012

Pepco Holdings Inc

Distribution Rate Cases - Pending
Pepco - District of Columbia
(1) Current filed position as of October 29, 2011
(2) Intervenors revenue requirements are as follows: Washington Metropolitan Area Transit Authority (WMATA) $33.9M
 based on 9.9% ROE; Apartment and Office Building Association (AOBA) $25.3M based on 9.2% ROE; Office of
 People’s Counsel (OPC) $8.8M based on 9.0% ROE.
(3) Amended procedural schedule as of March 21, 2012
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Regulatory lag mitigation measures proposed:
•Reliability Investment Recovery Mechanism (RIM)
•Fully forecasted test years
10

(Millions of Dollars)	Docket No. ER11080469 ACE - NJ*
Test Period	12 mos. actual ending 12/31/11
Adjusted Rate Base	$987.1
Equity Ratio	48.9%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$79.5
Residential Total Bill % Increase	5.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

	Procedural Schedule
Initial Filing Date	8/5/11
Intervenors Testimony	4/2/12
Rebuttal Testimony	5/11/12
Evidentiary Hearings	6/18 - 6/25/12
Initial Briefs	7/16/12
Reply Briefs	7/30/12

Pepco Holdings Inc

Distribution Rate Cases - Pending
Atlantic City Electric - New Jersey
Note: See Safe Harbor Statement at the beginning of today’s presentations.
* Current filed position as of February 23, 2012
Regulatory lag mitigation measure proposed in a separate filing made October 18, 2011:
•Request the continuance and expansion of the recently completed Infrastructure Investment Program (IIP)
•Allows recovery of non-revenue generating infrastructure investment through a special rate outside of a base rate filing
•Under the IIP, Atlantic City Electric proposes to recover reliability-related capital expenditures of $63 million, $94 million and
$81 million, in 2012, 2013 and 2014, respectively
11

(Millions of Dollars)	Docket No. 11-528 DPL Electric - DE
Test Period	6 mos. actual 6 mos. forecast ending 12/31/11
Adjusted Rate Base	$600.0
Equity Ratio	49.5%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$31.8*
Residential Total Bill % Increase	5.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$1.2

	Procedural Schedule
Initial Filing Date	12/2/11
Intervenors Testimony	5/1/12
Rebuttal Testimony	6/12/12
Evidentiary Hearings	7/30 - 8/1/12
Initial Briefs	TBD
Reply Briefs	TBD

Pepco Holdings Inc

Distribution Rate Cases - Pending
Delmarva Power - Delaware Electric
*  As permitted by Delaware law, Delmarva Power implemented an interim rate increase of $2.5 million on January 31,
 2012, subject to refund.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Regulatory lag mitigation measures proposed:
•Reliability Investment Recovery Mechanism (RIM)
•Fully forecasted test years
12

(Millions of Dollars)	Case No. 9285 Delmarva Power - MD
Test Period	12 mos. actual ending 12/31/11
Adjusted Rate Base	$399.2
Equity Ratio	49.9%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase*	$25.2
Residential Total Bill % Increase	5.6%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$0.9

	Procedural Schedule
Initial Filing Date	12/9/11
Intervenors Testimony	3/19/12
Rebuttal Testimony	4/6/12
Evidentiary Hearings	Weeks of 4/23, 4/30 & 5/7/12
Initial Briefs	5/24/12
Reply Briefs	6/6/12
Expecting Timing of Decision	7/6/12

Pepco Holdings Inc

Distribution Rate Cases - Pending
Delmarva Power - Maryland
Regulatory lag mitigation measures proposed:
•Reliability Investment Recovery Mechanism (RIM)
•Fully forecasted test years
Note: See Safe Harbor Statement at the beginning of today’s presentations.
* Intervenors revenue requirements are as follows: PSC Staff $8.8M based on 8.07% ROE; Office of People’s Counsel
 (OPC) $177,670 based on 8.50% ROE.
13

(Millions of Dollars)	Case No. 9286 Pepco - MD
Test Period	6 mos. actual 6 mos. forecast ending 12/31/11
Adjusted Rate Base	$1,001.7
Equity Ratio	50.4%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$68.4
Residential Total Bill % Increase	4.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.0

	Procedural Schedule
Initial Filing Date	12/16/11
Intervenors Testimony	3/23/12
Rebuttal Testimony	4/11/12
Evidentiary Hearings	Weeks of 4/23, 4/30 & 5/7/12
Initial Briefs	5/31/12
Reply Briefs	6/13/12
Expected Timing of Decision	7/13/12

Pepco Holdings Inc

Distribution Rate Cases - Pending
Pepco - Maryland
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Regulatory lag mitigation measures proposed:
•Reliability Investment Recovery Mechanism (RIM)
•Fully forecasted test years
14

Formula Rate Components

Formula Rate Components	Revenue Component
Return on Rate Base	
Debt % in Capital Structure x Debt Rate x Total Rate Base	Cost of Debt
Equity % in Capital Structure x 11.3% ROE x Base Rate Base	Equity Return - Base
Equity % in Capital Structure x 12.8% ROE x Incentive Rate Base	Equity Return - Incentive
Cost Recovery	
Operation and Maintenance	
Depreciation and Amortization	
Other Taxes	
Income Tax at statutory rate	
Total Costs	Recovery of Operating Costs
True-up	
True-up From Prior Year	True-up
	Sum of Above Equals Total Transmission Revenue Requirement

Pepco Holdings Inc

Transmission Formula Rate Process
Minimizes Regulatory Lag
• Rates updated annually on June 1st
• More timely match between rates and costs
• Quicker reflection in rates of capital expenditures placed into service; projects expected to be placed into service in the current calendar year are pro-rated
• AFUDC is accrued on capital expenditures until the project is placed into service
15

(Millions of Dollars)	Pepco	Delmarva Power	Atlantic City Electric	Total
2010 Actual Year-End Rate Base	$443	$372	$376	$1,191
2011 Estimated Year-End Rate Base [1]				
Base Amount - 11.3%	$341	$306	$315	$962
Incentive Amount - 12.8%	140	86	50	276
Total	$481	$392	$365	$1,238
Current Authorized Return on Equity [2]	11.3% & 12.8%	11.3% & 12.8%	11.3% & 12.8%	
Equity Ratio	50%	49%	50%	
Indicated 2011/2012 Annual Earnings, after-tax [3]	$25	$22	$23	$70
Estimated 2012/2013 Annual Earnings, after-tax [4]	$29	$22	$21	$72

Pepco Holdings Inc

FERC-Regulated Transmission Business

(1) Estimated rate base at 12/31/11 based on FERC-approved formula.
(2) Projects with a FERC-approved incentive ROE adder earn 12.8%. Authorized return on equity is 11.3% for all other transmission.
(3) Includes the impact of true-ups totaling a negative $0.4 million, after-tax.
(4) Excludes the impact of any true-up.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
16

Jurisdiction	Status	Forecasted 2012 % Regulated Distribution Revenue
Pepco/Delmarva Power – MD	Implemented June 2007	41%
Pepco – DC	Implemented November 2009	24%
Delmarva Power – DE	Implementation pending final PSC approval; expected early 2013	13%
ACE – NJ	Request deferred	22%

Pepco Holdings Inc

Decoupling Status
Decoupling provides benefits to both utilities and customers:
• Fosters energy conservation as it aligns the interests of customers and utilities
• Eliminates revenue fluctuations due to weather and changes in customer usage
• Provides for more predictable utility distribution revenues
• Stabilizes the delivery portion of customer bills over time
• More closely aligns cost recovery with the fixed cost nature of the delivery business
78%
65%
Note: See Safe Harbor Statement at the beginning of today’s presentations.
17

Methods of Cost Recovery
Outside of Base Rate Case Process
Note: See Appendix for details.
	MD	DC	DE	NJ
Transmission rate recovery via FERC formula rates - adjusted annually; retail rate reflects FERC formula rate	✓	✓	✓	✓
Procurement cost adjustment mechanisms - reconciles purchased power costs	✓	✓	✓	✓
AMI Costs - deferred as a regulatory asset for subsequent recovery	✓	✓	✓	N/A
Energy efficiency programs - recovery through a surcharge	✓	N/A	N/A	✓
Demand response programs - recovery through a surcharge	✓	-	N/A	✓
Certain state and local taxes - recovery through a surcharge	✓	✓	-	-
Delivery bad debt expense - recovery through Societal Benefits Charge	-	-	-	✓
Default service bad debt expense - recovery through default service rates adjusted annually	-	✓	✓	✓
Revenue decoupling mechanism	✓	✓	-	-
N/A - Not Applicable
18

Regulatory Summary
• Highly experienced regulatory team
• Demonstrated capability to manage simultaneous cases
• PHI strategy aligns well with states’ energy efficiency objectives and customer interests
• Continued focus on improving reliability, managing costs, and achieving timely cost recovery and reasonable regulatory returns
Deep regulatory competency aligns with
transmission and distribution strategy
19

Senior Vice President & Chief Financial Officer
Tony Kamerick
Regulatory Overview

Appendix

Distribution Base Rate Case Outcomes

	Revenue Increase	Return on Equity	Equity Ratio
2007 DPL - MD	$14.9	10.00%	48.63%
2007 Pepco - MD	$10.6	10.00%	47.69%
2007 DPL Gas - DE	$9.0	10.25%	46.90%
2008 Pepco - DC	$28.3	10.00%	46.55%
2009 DPL - MD	$7.5	10.00%	49.87%
2010 Pepco - DC	$20.3 (1)	9.63%	46.18%
2010 ACE - NJ	$20.0	10.30%	49.10%
2010 Pepco - MD	$7.8	9.83%	48.87%
2011 DPL Electric - DE	$16.4	10.00%	47.52%
2011 DPL Gas - DE	$5.8	10.00%	48.30%
2011 DPL - MD	$12.2	Not Specified (2)	Not Specified

Pepco Holdings Inc

(1) Includes additional increase of revenues of approximately $0.5 million annually granted by the DC
 Commission in response to Pepco’s application for reconsideration.
(2) PSC authorized that the return on equity for purposes of calculating the allowance for funds used during construction and regulatory asset carrying costs would remain unchanged at 10%.
22

Maryland (Pepco/Delmarva Power)	District of Columbia (Pepco)	Delaware (Delmarva Power)	New Jersey (Atlantic City Electric)
Transition to Competitive Market	July 2004	February 2005	May 2006	August 2003
Procurement	Public Service Commission approves and monitors competitive SOS bid process Power acquired in multiple tranches each bid year to limit market timing risk	Public Service Commission approves and monitors competitive SOS bid process Power acquired in multiple tranches each bid year to limit market timing risk	Public Service Commission approves and monitors competitive SOS auction process Power acquired in multiple tranches each auction year to limit market timing risk	Board of Public Utilities approves and conducts state-wide BGS auction process Power acquired in state-wide auction
Pricing	Residential and small commercial customers have rolling 2-year contracts; 25% bid out two times per year Medium commercial customers bid quarterly; large commercial customers receive hourly prices	Residential and small commercial customers have rolling 3-year contracts; bid out annually Large commercial customers have rolling 1-year contracts; bid out annually	Residential and small commercial customers have rolling 3-year contracts; auctioned annually Large commercial customers (transmission level) receive hourly prices; all others have 1-year contracts	Power acquired in rolling 3-year contracts with 1/3 acquired each year Large commercial customers over 750kW on hourly prices
Switching Restrictions	None	None on residential customers; commercial customers returning to fixed priced SOS must stay for 12 months	None	None

Pepco Holdings Inc

Default Service Auction/Bidding Process
23

Auction Month[1]	Maryland - Pepco/Delmarva Power[2][4]	District of Columbia - Pepco[2][4]	Delaware - Delmarva Power[2][4]	New Jersey - Atlantic City Electric[3][4]
October 11	25%			
November 11			16.6%	
December 11		25.6%		
January 12		25.6%		
February 12			16.7%	33.3%
April 12	25%			
	50% bid 2-yr. contract	51.2% bid 3-yr. contract	33.3% bid 3-yr. contract	33.3% bid 3-yr. contract

Pepco Holdings Inc

Default Service Procurement -
Auction Schedules for Load Bid 2012/13
(1) Actual auction dates for the 6/1/12 to 5/31/13 year are approved by the Public Service Commissions
(2) Includes Residential & Small Commercial
(3) Includes all fixed price load
(4) Reflects portion of the load for contracts expiring on 5/31/12
24

• Procurement Cost Adjustment (PCA)
 – Reconciles purchased power and retail transmission costs
• Decoupling Mechanism
 – Decouples sales and revenue
• EmPowerMD Charge (E-MD)
 – Recovers DSM program expenses over five years and demand response equipment costs over 15 years through a surcharge
 – Earnings on unrecovered amounts at authorized rate of return
• Gross Receipts Tax, Delivery Tax, Montgomery County Fuel and Energy, and
 Environmental Surcharges
 – Recovers certain State and local taxes
• Annual Transmission Update
 – Provides mechanism for retail rate to reflect FERC-approved formula rate
Methods of Cost Recovery Outside of Base Rate Case
Process - Maryland (Pepco and Delmarva)
25

Methods of Cost Recovery Outside of Base Rate Case
Process - District of Columbia
• Procurement Cost Adjustment (PCA)
 – Reconciles purchased power and retail transmission costs
• Decoupling Mechanism
 – Decouples sales and revenue
• Sustainable Energy Trust Fund Surcharge
 – Recovers program expenditures
 – Energy Assistance Trust Fund Surcharge
• Delivery Tax Surcharge and Public Space Occupancy Surcharge
 – Recovers State and local taxes
• Annual Transmission Update
 – Provides mechanism for retail rate to reflect FERC-approved formula rate
26

Electric
 • Procurement Cost Adjustment (PCA)
 – Reconciles purchased power costs
 • Annual Transmission Update
 – Provides mechanism for retail rate to reflect FERC-approved formula rate
 • Reasonable Allowance for Retail Margin (RARM) from Default Supply
 Service
 – Reconciles SOS administrative costs
Gas
 • Gas Cost Rate (GCR)
 – Reconciles purchased gas costs
 • Environmental Surcharge Rider
 – Recovers costs associated with manufactured gas plant site clean up
Methods of Cost Recovery Outside of Base Rate Case
Process - Delaware
27

 • Basic Generation Service Reconciliation Charge (BGS RC)
 –  Reconciles purchased power costs
 • Non-Utility Generation (NUG) Charge (NGC)
 – Provides full and timely recovery of BPU-approved NUG contract costs
 • Societal Benefits Charge (SBC)
 – Designed to ensure recovery of all bad debt expense
 – Provides full recovery of BPU-approved programs for clean energy, Lifeline,
 Universal Service
 • Annual Transmission Update
 – Provides mechanism for retail rate to reflect FERC-approved formula rate
 • Infrastructure Investment Surcharge (IIS)
 – Provides recovery of revenue requirements for approved distribution investment prior to base rate case filing
 • Regional Greenhouse Gas Initiative (RGGI) Recovery Charge
 – Provides for recovery of costs for Energy Efficiency, Demand Response and
 Solar Energy Initiatives
Methods of Cost Recovery Outside of Base Rate Case
Process - New Jersey
28

Rate Cases	District of Columbia	Maryland	Delaware	New Jersey
Permitted to file partially forecasted test year?	Yes	Yes	Yes	Yes
Required to update test year data to actual?	No [1]	Yes	No	Yes
Timing for deciding cases	No statute; target to complete cases within 9 mos. of filing	Statute - 7 mos.	Statute - 7 mos.	Statute - 9 mos.; Commission can grant extensions
Time restrictions on initiating subsequent rate filings?	No	No	No	No
Staff party to case?	No	Yes	Yes	Yes
Commissions				
Full Time/Part Time	Full-Time	Full-Time	Part-Time	Full-Time
Appointed/Elected	Appointed	Appointed	Appointed	Appointed
Length of Term	4 years	5 years	5 years	6 years
Commissioners				
Name/Term expiration [2]	**Betty Ann Kane** (2014) Lori Murphy Lee (2012) Vacant	**Douglas Nazarian** (2013) Harold Williams (2012) Lawrence Brenner (2015) Kevin Hughes (2016) Kelly Speaks-Backman (2014)	**Vacant** Jeffrey Clark (2014) Joann Conaway (2012) Jaymes Lester (2012) Dallas Winslow (2015)	**Robert Hanna (2015)** Nicholas Asselta (2013) Joseph L. Fiordaliso (2017) Jeanne M. Fox (2014) Mary-Anna Holden (2013)

Pepco Holdings Inc

Regulatory Information by Commission
(1) The District of Columbia allows rates to be developed using a partially forecasted test period. The Company is required to update the test period to all actual within 180 days of the completion of the rate proceeding.
(2) Chairperson denoted in bold.
29

President & Chief Executive Officer, Pepco Energy Services
John Huffman
Pepco Energy Services
Overview

Pepco Energy Services - Overview
PES provides institutional and government
customers with competitive energy efficiency
services
•Energy Efficiency
 – A leading developer of energy efficiency
 projects
 – Since 1995, completed $1 billion of
 energy efficiency projects
 – Own and operate 12 MW of renewable
 energy facilities
•Combined Heat and Power (CHP)/Thermal
 – Develop, operate, and maintain CHP
 and thermal energy plants
•W.A. Chester
 – Primarily underground high voltage
 transmission construction for utilities
• Energy Supply
 – Wind-down to be completed no later than
 2014
 – Two peaking power plants are scheduled to
 retire in May 2012
Note: See Safe Harbor Statement at the beginning of today’s presentations.
1

Key Metrics	2011	2010	2009
Load Served - MW	951	2,011	3,195
MWh Delivered*	7.1	11.6	17.8
Dths Delivered*	27.6	46.4	45.8
O&M Expense*	$36	$53	$60
Gross Margins**			
$/MWh	$6.85	$6.37	$6.40
$/Dth	$0.10	$0.29	$0.41

(Millions of Dollars)	Gross Margin	O&M
2012	~ $40	~ $30
2013/14	Minimal	Minimal

Retail Electric and Natural Gas Backlog
MWh (millions)
Dth (millions)
14
12
10
8
6
4
2
0
60
50
40
30
20
10
0
2010A
2011A
2012E
2013E
2014E
Electric Delivered and Backlog
Gas Delivered and Backlog

Estimated as of 2/29/2012

Pepco Holdings Inc

• On track to wind down this business; the
 retail energy supply contracts
 completely roll off by 2014
• Power Plants are on target for
 retirement in May 2012
• Expected gross margin and O&M
• Collateral requirement for Energy
 Supply is under $100 million as of
 February 29, 2012
 –Projected to be approximately $40 million
 by year-end
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Wind Down of Retail Supply and Retirement
of Power Plants
* Millions
** Excludes Mark-to-market
2

Contracts Signed - 2011	Value
Virginia Dept. of Military Affairs	$ 43
Maryland Port Administration	28
Bureau of Engraving and Printing	14
Delaware Tech. & Community College	7
National Institutes of Health	7
Virginia Tech	5
Other	25
	$ 129

Pepco Holdings Inc

Growing the Energy Services Business
Significant progress made in building the Energy
Services business
•Energy Services operating income doubled year over
year
•In 2011, signed $129 million of contracts in down
economy
•Increased prospective project development pipeline
to $622 million; 38% growth since January 1, 2011
•Increased staff by 30 employees
•Opened offices in Texas and Georgia
•Positioned CHP group to pursue major projects - DC
Water
•W.A. Chester had significant contract signings and
performed well
2011 Highlights
(Millions of Dollars)
3

WA Chester

Projected Sources of Income 2012 - 2016

WA Chester
CHP 30%
Energy Efficiency 60%

Pepco Holdings Inc

Energy
Efficiency
CHP & Thermal
Federal
Government
Atlantic City, NJ
Thermal Systems
State & Local
Governments
Wilmington, DE
Thermal Systems
Public Housing
Authorities
National Institutes
of Health
Washington
Conv. Center
PEPCO ENERGY
SERVICES
PES Going Forward
Renewable
Energy
New Projects
DC Water
(In design)
10%
Excludes Retail Energy Supply and PES Overhead
4

Key Features of Typical Projects
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Construction contract size	$5 - $50 million	$50 - $100 million
Gross margin	20% - 25%	10% - 20%
Sales cycle	12 - 18 months	Typically over 2 years
Project financing	3rd party or customer	3rd party or customer
Guarantees provided	Energy savings guarantee	Minimum efficiency and equipment availability
Energy Efficiency
Projects
Combined Heat & Power
Operation and maintenance	Related to ~20% of projects; 2 - 15 year term	Typically all projects; 15 - 20 year term
5

DC Water CHP Project
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Project Summary
•15 MW Combined Heat and Power (CHP) facility
•Uses biogas from DC Water’s water treatment
process to produce steam and electricity
 – Steam returned and used in DC Water’s
 treatment process
•Contract value
 – Construction: $82 million
 – O&M: $90 million
•O&M phase: 15 years
•Experienced team of engineering, construction
managers and contractors
Technology
•PES’s CHP facility uses proven technology and
equipment
•DC Water’s advanced water treatment process is
the first of its kind in the U.S.
 – Several facilities operating in Europe
 – DC Water’s will be the world’s largest
 Schedule
•Contract signed February 2012
•Construction begins Summer 2012
•Construction completion January 2015; 15-
year operating term begins
CHP Project will reduce DC
Water’s CO2 emission by 40%
6

Market Expansion
• CHP - Recruited and growing experienced staff and
 actively developing various projects
 – Recently awarded DC Water contract
• Public Housing team has been awarded six projects
 in the past 12 months
 – Established this market group in 2009
New market segment
Geographic expansion
Projects Delivered
Projects Awarded
Pursuing Projects
• Currently developing projects in 32 states
 – Awarded projects in 14 states and D.C.
 – Active in six states in 2007
• Opened Atlanta and Texas offices in 2011
Dallas, TX
Atlanta, GA
Raleigh, NC
Lanham, MD
Arlington, VA
Atlantic City, NJ
Major Competitors
Manufacturers
• Johnson Controls
• Siemens
• Honeywell
• Trane
• Schneider Electric
• Noresco (United
 Technologies)
Utility Affiliated
• Constellation
• Con Ed
• NextEra
Other
• Chevron
• Ameresco
• SAIC
• Lockheed Martin
Offices Opened
7

180
160
140
120
100
80
60
40
20
0
2007
2008
2009
2010
2011

- Added key personnel to grow and manage the business

$700
$600
$500
$400
$300
$200
$100
$0
2007
2008
2009
2010
2011
2012 YTD
Contract Signings
Pipeline

Contracts Signed

(Millions of Dollars)
$70
$60
$50
$40
$30
$20
$10
$0
2012
2013
2014
2015
2016
CHP/Thermal
O&M
Renewable
WA Chester
Construction

Pepco Holdings Inc

• The increase in personnel has allowed PES to increase the
 number of projects it pursues
• The Prospective Project Pipeline, which represents projects the company is pursuing, has grown significantly since 2007
• As a result, the volume of contracts signed has been trending upwards over time
Investing in Talent to Drive Growth
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Project Development Staff
PES responds
to customer
RFP
PES
Shortlisted
PES awarded
project and
performs
engineering
PES Signs
Contract
Prospective Project Development Pipeline
Energy Services Gross Margin Backlog
as of 2/29/12
Contracts Signed and
Prospective Project Pipeline
(Millions of Dollars)
8

- The federal government's focus on stimulus programs in 2009-10 time frame delayed the pace of contracting; since then, most federal agencies have been slow to pursue energy efficiency projects

- The current economic climate has made government decision makers cautious about entering into performance contracts

- Lower tax revenues have stressed government balance sheets; since performance contracts use debt capacity, contracting activity has slowed down

Makeup of Gross Margin
2012 - 2016
3%
6%
25%
19%
47%
Federal
State & Local
Public Housing Authority
O&M
Renewables

Pepco Holdings Inc

Current Market Challenges
Note: See Safe Harbor Statement at the beginning of today’s presentations.
• Federal Government
• State and Local Governments
9

Positive Market Drivers
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Despite current market challenges, PES continues to make
progress in growing its energy services business
• Significant deferred maintenance and limited capital budgets continue to drive demand for energy efficiency projects financed by energy savings
• President Obama’s 2013 budget and recent Executive Order expand the federal government’s focus on energy efficiency
• Section 179D tax deductions - the Energy Policy Act of 2005 created a tax deduction for energy efficiency projects; in 2008, the tax deduction was extended to the end of 2013
• Tax-exempt interest rates remain favorable for financing energy efficiency projects
• The market for combined heat and power (CHP) projects is active
– CHP projects are very efficient and low natural gas prices make projects more attractive
– Federal investment tax credit and state incentives help incentivize CHP projects
10

• Due to current market challenges, PES has moved the
 longer term EPS target of 15¢ from 2014 to 2016
• PES’s energy services business provides an excellent
 growth opportunity with manageable risk
Pepco Energy Services Growth Plan
Energy Supply*
12¢
Energy Services
9¢
PES Overhead
(3¢)
Energy Supply*
3¢
Energy Services
9¢
PES Overhead
(3¢)
2011
2012
2016
Target
PES
15¢
* Excludes mark-to-market
Key Assumptions
-Economy will rebound and increase
project development in state and local
markets
-Federal projects will gain traction
-179D tax credits will be extended
Based on 226 million outstanding shares as of 12/31/2011
Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.
11

Summary
• Growing the energy services business; building talent and expanding into new markets
• Energy services business is aligned with PHI’s strategic focus; requires modest capital and has minimal exposure to commodity risk
• Over time, the energy services business will provide increased earnings contributions to PHI
• Continue to successfully wind down the retail energy supply business and will retire the power plants in 2012
PES has developed a core competency in the ESCO
business and is building on a successful track record
Note: See Safe Harbor Statement at the beginning of today’s presentations.
12

President & Chief Executive Officer, Pepco Energy Services
John Huffman
Pepco Energy Services
Overview

Appendix

(Millions of Dollars)		2011		2010
Energy Services [1]				
Revenue	$	257	$	197
Costs of Sales		185		141
Gross Margin		**72**		**56**
Operating & Maintenance Expense		40		37
Depreciation		7		7
Operating Expense		**47**		**44**
Operating Income		**25**		**12**
Retail Energy Supply [1][2]				
Revenue	$	996	$	1,704
Costs of Sales		936		1,568
Gross Margin		**60**		**136**
Operating & Maintenance Expense		36		53
Depreciation		10		16
Operating Expense		**46**		**69**
Operating Income		**14**		**67**
Total Operating Income	**$**	**39**	**$**	**79**
Unallocated Overhead Expense	$	7	$	8
Net Interest Expense		2		15
Other Income		3		2
Net Income before taxes		33		58
Taxes [3]		9		22
PES Net Income	**$**	**24**	**$**	**36**
PES Net Income w/o MTM	**$**	**42**	**$**	**37**

Pepco Holdings Inc

PES Annual Earnings
Year-over-Year Drivers
 Energy Services
 • Revenue increased due to increased
 contract signings
 • Operating Expense increased due to
 increased personnel expense
 Retail Energy Supply
 • Revenue decreased due to ongoing wind
 down of retail energy supply, partially
 offset by higher generation at the power
 plants
 • Operating and Maintenance Expense
 decreased due to lower maintenance at
 the power plants
 • Net Interest Expense decreased due to
 lower amortization of credit intermediation
 fee and lower borrowings; 90% of interest
 expense attributable to energy supply
(1) Certain transactions among business units are not eliminated
(2) Includes power plants
(3) Includes energy efficiency and renewable energy credits
Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.
15

Pepco Energy Services -
Energy Services Earnings Components
• Military District of Washington
• Baltimore City Schools
• BWI Thurgood Marshall Airport
• Other universities, state agencies and
 municipal governments
• Atlantic City District Energy
• Wilmington District Energy
• 23 MW NIH Combined Heat and Power,
 Bethesda, MD
• Washington Convention Center Thermal Facility**
• DC Water (In design)
$27 million
Contract Backlog
10-year remaining
contract life*
$317 million
Contract Backlog
15-year remaining
contract life*
*  Weighted average, contract backlog at February 29, 2012
**  Excluded from backlog (partnership income)
• 2 MW Atlantic City Convention Center Solar
• 5 MW Bethlehem Landfill Gas (LFG), PA
• 2 MW Fauquier County LFG, VA
• 3 MW Eastern LFG, MD
Recurring Gross
Margin
$5-$7M per year
• Underground high voltage transmission
 construction for utilities
Recurring Gross
Margin
$6-$10M per year
$18 million
Contract Backlog
18-month weighted
average*
Construction: Energy Services
and Combined Heat and Power
Operations and maintenance
contracts related to energy
efficiency projects; 3-15 year
contracts
Long-term Combined Heat and
Power and thermal contracts
from facilities operated and
maintained by PES
Renewable Energy Projects
W.A. Chester
• DE Technical & Community College
• Maryland Port Authority
• Other universities, state agencies and
 municipal governments
Note: See Safe Harbor Statement at the beginning of today’s presentations.
16

Senior Vice President & Chief Financial Officer
Tony Kamerick
Financial Overview

1
Financial Objectives
 • Achieve long-term earnings and dividend growth by:
 – Investment in infrastructure
 – Reduction of regulatory lag
 – Growth in Pepco Energy Services
 • Maintain solid investment grade credit ratings by sustaining:
 – Solid credit metrics
 – Ample liquidity
 – Strong cash flow
 – Low business risk profile
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Our regulated business model positions us to meet these objectives

$1,500
$1,000
$500
$0
(Millions of Dollars)
$1,160
$1,054
$1,092
$1,033
$1,337
2012
2013
2014
2015
2016

	2012	2013	2014	2015	2016
Distribution	$ 833	$ 782	$ 802	$ 762	$ 879
Transmission	310	262	280	261	448
PES/Other	17	10	10	10	10
Total	**$ 1,160**	**$ 1,054**	**$ 1,092**	**$ 1,033**	**$ 1,337**

Pepco Holdings Inc

Projected Capital Expenditures - 2012 - 2016
Note: See Safe Harbor Statement at the beginning of today’s presentations.
2

10% CAGR (2011-2016)
(Millions of Dollars)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2011E
2012
2013
2014
2015
2016
$5,521
$1,238
$218
$4,065
$6,341
$1,545
$243
$4,553
$6,879
$1,723
$243
$4,913
$7,358
$1,895
$241
$5,222
$8,108
$2,232
$238
$5,638
$8,892
$2,521
$238
$6,133
Electric Distribution
Gas Distribution
Transmission

Pepco Holdings Inc

3
Infrastructure Investment - The Driver of Growth
Total Rate Base
Growth - 61%
Electric Distribution Rate
Base Growth - 51%
Transmission Rate
Base Growth - 104%
Projected Year-End Rate Base*
* See Appendix for projection by utility. Assumes MAPP in-service date of 2020.
Note: See Safe Harbor Statement at the beginning of today’s presentations.

(Millions of Dollars)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,238
$276
$962
$1,545
$275
$1,270
$1,723
$265
$1,458
$1,895
$261
$1,634
$2,232
$358
$1,874
2011E
2012
2013
2014
2015
11.3% Return on Equity
12.8% Return on Equity

Pepco Holdings Inc

4
Transmission Rate Base and Earnings
Rate Year (June 1 - May 31)
	Estimate*	Projected Transmission Earnings*
(Millions of Dollars, after-tax)	2012 - 13	2013 - 14	2014 - 15	2015 - 16	2016 - 17
Earnings - 11.3% ROE	$54	$72	$82	$92	$106
Earnings - 12.8% ROE	$18	$18	$17	$17	$23
Total Earnings	$72	$90	$99	$109	$129
*  The 2012-13 rate year estimated earnings are based on an estimated 2011 year-end rate base and equity ratio.
 Projected earnings are based on a simplified computation: projected year-end rate base x 50% equity x authorized returns on equity.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Projected Transmission Rate Base

Debt Ratings		
	S&P	Moody's	Fitch
PHI - Senior Unsecured	BBB	Baa3	BBB
Pepco - Senior Secured	A	A3	A
DPL - Senior Secured	A	A3	A
ACE - Senior Secured	A	A3	A-

* See Appendix for detailed calculations. 2011 adjusted for early termination of certain PCI leases.

Pepco Holdings Inc

5
Strengthened Credit Profile
Credit Metrics	2009 Actual*	2010 Actual*	2011 Adjusted*	Long-Term Target Metrics
FFO Interest Coverage	2.5X	3.2X	3.8X	3.5X
FFO/Debt	11%	15%	14%	>15%
Debt/Capitalization	60%	55%	57%	~55%
• Credit metrics will be
 further strengthened by
 our recent equity
 transaction
• Targeted debt to
 capitalization ratio at
 the utility subsidiaries
 is ~ 50%
Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.

At February 29, 2012

(Millions of Dollars)	Parent	Utilities	PHI Consolidated
Credit Facility (Total Capacity)	$750	$750	$1,500
Letters of Credit Issued	(3)	(4)	(7)
Commercial Paper Outstanding	(462)	(312)	(774)
Remaining Credit Facility Available	$285	$434	$719
Cash Invested in Money Market Funds	-	49	49
Total Cash and Credit Facility Available	$285	$483	$768

Pepco Holdings Inc

Liquidity Position
• Credit facility of $1.5 billion renewed August 2011
 – Expiration date extended to August 2016
 – Syndicated facility with 17 banks participating
 – Parent and utilities have the option of increasing or decreasing sub-limits under the facility, with certain restrictions
6

2012 Financing Activity
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Debt Issuance
• Utility long-term debt issuance of $350 - $450 million(1); targeted for first half of 2012
 – Pepco - $200 million
 – Delmarva Power - $150 - $250 million
Equity Issuance
• Forward equity transaction; completed in March 2012
 – 17.92 million shares priced at $19.25 per share
 – Forward settlement within 12 months of pricing
 – Net proceeds of $332.9 million(2) to be used to:
 • Make capital contributions to utility subsidiaries
 • Repay short-term debt
 • Fund working capital needs
 • Other general corporate purposes
• Dividend Reinvestment Plan/Employee Savings Plan (approximately $40 million)
(1) New debt issuance of $300 - $325 million; additional amount to potentially refinance existing debt.
(2) Based on the public offering price, less the underwriting discount. Additionally, the proceeds will be adjusted for dividends paid and forward shares financing costs.
7

Long-Term Debt Maturities*
December 31, 2011
(Millions of Dollars)
$800
$700
$600
$500
$400
$300
$200
$100
$0
2012
2013
2014
2015
2016
2017
2018
2019
2020
Pepco Holdings, Inc.
Atlantic City Electric
Delmarva Power & Light
Potomac Capital Invt Corp
Potomac Electric Power

Pepco Holdings Inc

Manageable Debt Maturity Schedule
* Excludes Atlantic City Electric securitization debt.
8

Principal Sources & Uses of Cash

(Millions of Dollars)	2012 Estimate
Principal Sources of Cash:	
Cash Flow from Operations[1]	$ 900
Equity Issuance[2]	312
Dividend Reinvestment Plan/Employee Savings Plan	40
New Debt Issue:	
Long-term - Utilities[3]	312
Short-term - Utilities	289
Total Sources of Cash	$ 1,853
Principal Uses of Cash:	
Capital Expenditures[4]	$ 1,255
Common Stock Dividends[5]	248
Pension Funding (completed Jan. 2012)	200
Debt Maturities:	
Short-term - Parent	102
ACE - Securitized Debt	38
Other	10
Total Uses of Cash	$ 1,853

(1) Mid-point of projected cash from operations range of $850 - $950 million.

(2) Reflects net proceeds from forward equity transaction completed in March 2012, adjusted for dividends paid and forward shares financing costs of $21 million; settlement by year end.

Pepco Holdings Inc

9
Note: See Safe Harbor Statement at the beginning of today’s presentations.
(3) Mid-point of new debt issuance range of $300 - $325 million.
(4) Includes demand side management expenditures of $95 million.
(5) The dividend rate is determined by the Board of Directors on a quarterly basis; assumes annual dividend rate of
 $1.08 per share.

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
(Millions of Dollars)
$66
$72
Pension & OPEB

$300
$250
$200
$150
$100
$50
$0
(Millions of Dollars)
$110
$200
Pension

Key Metrics – Pension and OPEB Plans (Millions of Dollars)

Pension	12/31/11	OPEB	12/31/11	Pension Cost Assumptions for 2012	
Assets	$1,694	Assets	$281	Discount Rate	5.00%
Plan Obligations	$2,124	Plan Obligations	$750	Expected Return on Assets (Long-term)	7.25%

Pepco Holdings Inc

Pension and OPEB Impacts
Net Pension & OPEB Pre-Tax Expense (O&M)
Pension Cash Contributions
■ 2011A ■ 2012E
■ 2011A ■ 2012A
Note: See Safe Harbor Statement at the beginning of today’s presentations.
10

(Millions of Dollars)	2011 Estimated 100% Bonus Depreciation [1]	2012 Estimated 50% Bonus Depreciation
Estimated Bonus Depreciation Range [2]	**$290 - $310**	**$205 - $225**
Estimated Regular Depreciation Without Bonus	**$10 - $15**	**$25 - $35**
Incremental Depreciation due to Bonus Depreciation Deduction	**$280 - $295**	**$180 - $190**

Pepco Holdings Inc

11
Bonus Depreciation
Note: See Safe Harbor Statement at the beginning of today’s presentations.
(1) 2011 bonus depreciation remains an estimate until final calculations are completed in conjunction with filing the annual income tax return.
(2) Estimated for federal tax only.
• Cash Flow Impact:
 – 2011 - 2012:  No impact; bonus depreciation for 2011 and 2012 is expected to increase the consolidated net operating loss position for these tax years
 – 2013 - 2015: $161 - $170 million, in total
• Rate Base Impact:
 – A reduction in rate base from bonus depreciation would not occur until the utilities have received the cash benefit of taking the deductions

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Dividend Yield
5.7%
4.6%
PHI
S&P 500 Electric Utilities

Source: Thomson Reuters, dividend yield as of March 20, 2012

Pepco Holdings Inc

Secure Dividend, Attractive Yield
• Indicated annual dividend of $1.08 per share supported by regulated utility earnings
• Current dividend yield is 24% higher than the average dividend yield for companies in the S&P 500 Electric Utilities
Note: See Safe Harbor Statement at the beginning of today’s presentations.
12

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Earnings Per Share
2011 Adjusted*
2012E Guidance

Pepco Holdings Inc

2012 Earnings Guidance
$1.15 - $1.30
$1.25
The guidance range excludes:
• The results of discontinued operations and the impact of any special, unusual or extraordinary items
• The after tax net mark-to-market effects of economic hedging activities associated with the retail energy supply business at Pepco Energy Services
The guidance range assumes/includes:
• Normal weather conditions
* See Appendix for reconciliation of GAAP earnings per share to adjusted earnings per share.
Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.
13

Earnings Per Share - 2011 Adjusted vs. 2012 Guidance
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.25
$0.04
$0.04
$0.04
$0.02
$0.02
($0.09)
($0.08)
($0.07)
($0.06)
($0.01)
$1.15 - $1.30
Impact of Reasonable Regulatory Outcomes, 2012 Debt and Equity Financing, and Other, Net
2011 Adjusted
O&M
2011 Incremental Storm Cost
Miscellaneous Distribution Revenue
Annualization of 2011 Rate Increases
Transmission Revenue
PES, Primarily Energy Supply Wind Down
Tax Adjustments - 2011
D&A
SOS Margin
Normal Weather
2012E Guidance

Pepco Holdings Inc

2012 Earnings Guidance (continued)
*
* See Appendix for reconciliation of GAAP earnings per share to adjusted earnings per share.
Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.
14

Power Delivery
•Normal weather and operating conditions
•Reasonable regulatory outcomes for pending electric distribution base rate cases
•Projected 0.8% growth in number of total customers
•Forecasted sales growth of 1.9%
•Utility O&M expense of $750 - $780 million (net of reimbursed amounts)
•Construction expenditures of $1.143 billion
•Depreciation and amortization expense of $441 million

2012 Earnings Guidance Assumptions
15
Note: See Safe Harbor Statement at the beginning of today’s presentations.

16
2012 Earnings Guidance Assumptions (continued)
Pepco Energy Services
• Continued growth in ESCO construction activity
• Retail Energy gross margin of approximately $40 million; O&M expense of approximately $30 million
• Excludes net mark-to-market effects of economic hedging activities
PHI
• Other non-regulated (primarily cross-border leases) earnings of approximately
 $21 million
• Composite consolidated effective tax rate range of 35% - 38%
• Execution of financing plan
Note: See Safe Harbor Statement at the beginning of today’s presentations.

17
• Stable Earnings Base - Derived primarily from regulated utility business
• Long-term Earnings Growth - Driven by T&D utility infrastructure investments and reasonable regulatory outcomes
 – Power Delivery - 10% CAGR of Rate Base (2011 - 2016)
• Financial Strength - Strong balance sheet, ample liquidity, solid investment grade credit ratings
• Secure Dividend - Attractive current yield
• Experienced Team - Delivering on commitments
Investment Highlights
Note: See Safe Harbor Statement at the beginning of today’s presentations.
PHI - Well Positioned to Deliver Value

Senior Vice President & Chief Financial Officer
Tony Kamerick
Financial Overview

Appendix

Potomac Electric Power Company

(Millions of Dollars, except Sales and Customers)

Electric GWh Sales

	DC Electric Delivered	MD Electric Delivered	Total Electric Delivered	Standard Offer Service
Projected				
2012	11,731	15,196	26,927	8,765
2013	12,048	15,681	27,729	8,840
2014	12,041	15,725	27,766	8,853
2015	12,076	15,787	27,863	8,910
2016	12,107	15,848	27,955	8,965

Residential Electric Customers

	Customers	% Change
Projected		
2012	721,393	1.0%
2013	718,210	-0.4%
2014	726,894	1.2%
2015	736,135	1.3%
2016	744,755	1.2%

Depreciation Expense

	Transmission	Distribution	Total
Projected			
2012	$23	$144	$167
2013	$26	$158	$184
2014	$29	$168	$197
2015	$31	$178	$209
2016	$33	$191	$224

Amortization Expense

	Transmission	Distribution	Total
Projected			
2012	$0	$21	$21
2013	$0	$22	$22
2014	$0	$24	$24
2015	$0	$25	$25
2016	$0	$25	$25

Construction Expenditures

	Transmission	Distribution*	Other	Total
Projected				
2012	$105	$351	$56	$512
2013	$94	$366	$30	$490
2014	$69	$439	$17	$525
2015	$61	$398	$13	$472
2016	$203	$406	$18	$627

Pepco Holdings Inc

20
Sales and Financial Information
Note: See Safe Harbor Statement at the beginning of today’s presentations.
* Construction expenditures presented are net of U.S. DOE awards.

Delmarva Power & Light Company

(Millions of Dollars, except Sales and Customers)

Electric GWh Sales

Projected	DE Electric Delivered	MD Electric Delivered	Total Electric Delivered	Standard Offer Service
2012	8,533	4,231	12,764	6,644
2013	8,688	4,341	13,029	6,574
2014	8,652	4,340	12,992	6,437
2015	8,670	4,363	13,033	6,446
2016	8,713	4,384	13,097	6,484

Gas Mcf

Projected	Gas Delivered
2012	20,658
2013	20,821
2014	20,822
2015	20,959
2016	21,102

Residential Electric Customers

Projected	Customers	% Change
2012	441,353	0.1%
2013	443,495	0.5%
2014	447,113	0.8%
2015	451,374	1.0%
2016	456,073	1.0%

Depreciation Expense

Projected	Transmission	Electric Distribution	Gas Delivery	Total
2012	$20	$56	$12	$88
2013	$24	$62	$13	$99
2014	$27	$66	$13	$106
2015	$30	$71	$13	$114
2016	$35	$74	$13	$122

Amortization Expense

Projected	Transmission	Electric Distribution	Gas Delivery	Total
2012	$0	$10	$0	$10
2013	$0	$13	$0	$13
2014	$0	$14	$0	$14
2015	$0	$13	$0	$13
2016	$0	$13	$0	$13

Construction Expenditures

Projected	Transmission	Electric Distribution	Gas Delivery	Other	Total
2012	$152	$180	$22	$52	$406
2013	$94	$155	$23	$29	$301
2014	$129	$144	$23	$20	$316
2015	$123	$144	$25	$14	$306
2016	$174	$161	$27	$17	$379

Pepco Holdings Inc

21
Sales and Financial Information
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Atlantic City Electric Company

(Millions of Dollars, except Sales and Customers)

Electric GWh Sales

Projected	NJ Electric Delivered	Basic Generation Service
2012	10,024	5,781
2013	10,121	5,861
2014	10,193	5,921
2015	10,222	5,940
2016	10,251	5,958

Residential Electric Customers

Projected	Customers	% Change
2012	487,158	1.2%
2013	491,439	0.9%
2014	495,480	0.8%
2015	499,508	0.8%
2016	503,513	0.8%

Depreciation Expense

Projected	Transmission	Distribution	Total
2012	$18	$52	$70
2013	$20	$57	$77
2014	$21	$63	$84
2015	$23	$67	$90
2016	$25	$71	$96

Amortization Expense

Projected	Transmission	Distribution(1)	Other(2)	Total
2012	$0	($11)	$96	$85
2013	$0	($11)	$99	$88
2014	$0	($12)	$100	$88
2015	$0	($12)	$101	$89
2016	$0	($12)	$101	$89

Construction Expenditures

Projected	Transmission	Distribution (3)	Other	Total
2012	$53	$140	$32	$225
2013	$74	$158	$21	$253
2014	$82	$146	$13	$241
2015	$77	$156	$12	$245
2016	$71	$236	$14	$321

Pepco Holdings Inc

22
Sales and Financial Information
Note: See Safe Harbor Statement at the beginning of today’s presentations.
(1) Amortization expense related to the excess depreciation reserve recorded as part of the New Jersey rate case settlement and other
 Distribution items. The excess is being amortized over an 8.25 year period which began in June 2005.
(2) Other amortization is related to the recovery of securitized stranded costs through the issuance of transition bonds by Atlantic City Electric
 Transition Funding LLC. The stranded costs are being amortized over the life of the bonds maturing in 2012 through 2023.
(3) Construction expenditures presented are net of U.S. DOE awards.

(Millions of Dollars)	2012	2013	2014	2015	2016	Total
Power Delivery						
Distribution	$ 601	$ 679	$ 729	$ 689	$ 711	$ 3,409
Distribution - Blueprint for the Future	120	3	-	9	92	224
Transmission	305	260	278	255	258	1,356
Transmission - MAPP[1]	5	2	2	6	190	205
Gas Delivery	22	23	23	25	27	120
Other	140	80	50	39	49	358
Sub-Total	**1,193**	**1,047**	**1,082**	**1,023**	**1,327**	**5,672**
DOE Capital Reimbursement Awards[2]	(50)	(3)	-	-	-	(53)
Total for Power Delivery	**1,143**	**1,044**	**1,082**	**1,023**	**1,327**	**5,619**
Pepco Energy Services	14	7	7	7	7	42
Corporate and Other	3	3	3	3	3	15
Total PHI	**$ 1,160**	**$ 1,054**	**$ 1,092**	**$ 1,033**	**$ 1,337**	**$ 5,676**

Pepco Holdings Inc

Projected Capital Expenditures - 2012 - 2016
(1) Assumes MAPP in-service date of 2020.
(2) Reflects anticipated cash reimbursements pursuant to awards from the U.S. Department of Energy under the
 American Recovery and Reinvestment Act of 2009.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
23

24
Projected Rate Base by Utility
	2011	2012	2013	2014	2015	2016
	Estimated	Projected	Projected	Projected	Projected	Projected
Distribution - Electric
Pepco	$2,126	$2,379	$2,530	$2,706	$2,962	$3,240
Delmarva Power	1,017	1,160	1,256	1,324	1,385	1,463
Atlantic City Electric	922	1,014	1,127	1,192	1,291	1,430
Total Distribution - Electric	4,065	4,553	4,913	5,222	5,638	6,133

Distribution - Gas
Delmarva Power	218	243	243	241	238	238

Transmission
Pepco*	481	654	684	769	875	994
Delmarva Power*	392	480	584	659	817	926
Atlantic City Electric	365	411	455	467	540	601
Total Transmission	1,238	1,545	1,723	1,895	2,232	2,521

Total Distribution & Transmission	$5,521	$6,341	$6,879	$7,358	$8,108	$8,892
(Millions of Dollars)
Note: See Safe Harbor Statement at the beginning of today’s presentations.
* Assumes MAPP in-service date of 2020.

Adjusted Credit Ratios	2009 (1)	2010	2011 (4)
Net Cash Provided by Operating Activities (GAAP Measure)	$ 606	$ 813	$ 686
Credit Adjustments			
Less: Changes in Working Capital & Other	(82)	(114)	31
Less: Securitized Debt Adjustment	(31)	(35)	(37)
Plus: Pension & Postretirement Benefit Obligations Adjustment	179	62	82
Plus: Operating Lease Adjustment	45	37	17
Less: Capitalized Interest	(7)	(8)	(11)
Adjusted Funds From Operations (FFO - Non-GAAP Measure)	710	755	768
Balance Sheet Debt (2) (GAAP Measure)	$ 6,020	$ 4,679	$ 5,032
Credit Adjustments			
Less: Securitized Debt	(402)	(367)	(332)
Plus: Pension & Postretirement Benefit Obligations Adjustment	458	499	584
Plus: Operating Lease Adjustment	342	327	330
Plus: Accrued Interest	68	45	47
Total Adjusted Debt	6,486	5,183	5,661
Balance Sheet Equity	$ 4,256	$ 4,230	$ 4,336
Non-Controlling Interest	6	6	-
Total Equity (GAAP Measure)	4,262	4,236	4,336
Total Adjusted Capital	$ 10,748	$ 9,419	$ 9,997
Interest Expense (GAAP Measure)	$ 370	$ 306	$ 254
Credit Adjustments			
Plus: Capitalized Interest	7	8	11
Plus: Operating Lease Adjustment	22	19	19
Less: Securitized Debt Adjustment	(23)	(21)	(17)
Plus: Pension & Postretirement Benefit Obligations Adjustment	37	16	-
Total Adjusted Interest Expense	413	328	267
Cash Interest Paid	$ 353	$ 310	$ 240
Credit Adjustments			
Plus: Capitalized Interest	7	8	11
Less: Securitized Debt Adjustment	(23)	(21)	(17)
Plus: Operating Lease Interest Adjustment	22	19	19
Less: Operating Lease Depreciation Adjustment	(46)	(37)	(17)
Total Adjusted Cash Interest Paid	313	279	236
FFO/Debt Ratio (Adjusted)	11%	15%	14%
Debt/Capital (Adjusted)	60.3%	55.0%	56.6%
FFO Interest Coverage (Adjusted) (3)	2.5x	3.2x	3.8x

(1) Reflects balances prior to the reclassification of discontinued operations of Conectiv Energy.
(2) Includes short-term debt, long-term debt, capital leases and long-term project funding.
(3) FFO Interest Coverage = (Adjusted FFO + Adjusted Cash Interest Paid) / Adjusted Interest Expense.
(4) 2011 FFO adjusted for certain PCI lease termination in 2011.

Source: S&P CreditStats Direct.

Pepco Holdings Inc

25
Calculation of Credit Metrics
Note: See Regulation G Information at the beginning of today’s presentations.

(Millions of Dollars)	Maturity Date	Interest Rate	2012	2013	2014
Pepco - Senior Notes	11/15/13	4.95%	–	200	-
Pepco - Senior Notes	4/15/14	4.65%	-	-	175
Delmarva Power - TE- Fixed (Put Bond)	6/1/12	1.80%	15	-	–
Delmarva Power - TE- Fixed (Put Bond)	6/1/12	2.30%	16	-	–
Delmarva Power - TE- Fixed (Put Bond)	6/1/12	0.75%	35	–	–
Delmarva Power - FMB	12/1/13	6.40%	–	250	-
Delmarva Power - Unsecured Notes	11/15/14	5.00%	-	-	100
Atlantic City Electric - FMB	8/1/13	6.625%	–	69	-
Atlantic City Electric - VRDB	4/15/14	Variable	-	-	18
Atlantic City Electric - MTN	8/29/14	7.630%	-	-	7
Potomac Capital Investment Corp. - Bank Loan	4/21/14	6.590%			11
Total Maturities			$66	$519	$311

Pepco Holdings Inc

Long-term Debt Maturities
Note: Excludes debt maturities related to Atlantic City Electric securitization bonds.
26

• Equity investment as of December 31, 2011 of $1.3 billion
• Annual tax benefits of $51 million
• Annual net earnings of $21 million
• Current Status:
 – IRS audit settlement approved in November 2010 for the 2001/2002 periods; disallowed net losses on the cross-border energy leases
 – Paid $74 million of taxes, $1 million of penalties and $28 million of interest associated with the 2001/2002 audit in 2011
 – Filed a claim for refund of tax payment, interest and penalties with the IRS in July 2011
 – Since the claim for refund was not approved by the IRS within the statutory six-month period, complaints were filed in the U.S. Court of Federal Claims against the IRS in
 January 2012 to resolve the issue and recover the tax payment, interest and penalties
 – Absent a settlement, litigation will likely take several years to resolve
Cross-Border Energy Lease Status
Note: See Safe Harbor Statement at the beginning of today’s presentations.
27

Year	Country	Asset Description	% Owned	Lease Expiration	Book Value ($ in Millions)	
1995	Australia	Coal-Fired Generation (700 MW)	100%	2019	$	195
1999	Netherlands	Gas Transmission/Distribution	100%	2025		209
1999	Netherlands	Gas Transmission/Distribution	100%	2025		158
2001	Austria	Hydro Generation (781 MW)	56%	2035		270
2002	Austria	Hydro Generation (184 MW)	100%	2030-36		183
2002	Austria	Hydro Generation (239 MW)	100%	2033-42		243
2002	Austria	Hydro Generation (80 MW)	100%	2039		91
					$	1,349

Pepco Holdings Inc

Potomac Capital Investment (PCI)
As of December 31, 2011
Cross-Border Energy Lease Portfolio
28

29
Our Approach to Earnings Guidance
• Range provided for ongoing operations (GAAP results excluding special, unusual or extraordinary items)
• For guidance purposes, the items below will be excluded from results even if not classified as a special item for reporting purposes:
 – Effect of adopting new accounting standards
 – Effect of changes in tax law
 – Significant impairments of assets, including goodwill
 – Effect of changes in the tax treatment or estimated cash flows of the cross-border energy lease investments
 – Effect of net mark-to-market economic hedging activities at Pepco
 Energy Services
 – Other unusual items
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Reconciliation of GAAP EPS to Adjusted EPS
Note: See Regulation G Information at the beginning of today’s presentations.
30
Year Ended December 31, 2011
Earnings per share of common stock from Continuing Operations (GAAP)	$ 1.15

Adjustments:
Mark-to-market losses from PES retail energy economic hedging activities	0.08
Effect of adopting a tax law change in District of Columbia	0.02
Adjusted earnings per share of common stock from Continuing Operations (Non-GAAP)	$ 1.25